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                                  EXHIBIT 10.4

                  LEASE BY AND BETWEEN NEWPORT PLACE ASSOCIATES

                    AND HOMELIFE REALTY SERVICES, INC. DATED

                   APRIL 12, 1990 FOR THE PROPERTY LOCATED AT

         4100 NEWPORT PLACE, SUITE 730, NEWPORT BEACH, CALIFORNIA 92660


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                               4100 NEWPORT PLACE
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                                    LANDLORD:

                            NEWPORT PLACE ASSOCIATES,
                        A California Limited Partnership

                                     TENANT:

                         HOMELIFE REALTY SERVICES, INC.,
                             A Delaware Corporation

                                                  DATE OF LEASE: April 12, 1990


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                                  OFFICE LEASE

In consideration of the rents and covenants hereinafter set forth, the Landlord named in Article B of Section I hereby Leases to the Tenant named in Article C of Section 1, and Tenant hereby hires from Landlord, the Demised Premises described in Article F of Section I of this Lease upon the conditions set forth below, and it is agreed that each of the terms, covenants, provisions and agreements hereinafter specified shall be a condition.

                              SECTION I-LEASE TERMS

ARTICLE

A. Date of Lease: April 12, 1990

B. Landlord: Newport Place Associates, a California Limited Partnership

C. Tenant: HomeLife Realty Services, Inc., a Delaware Corporation

D. Trade Name (if any):

E. Guarantor (if any):

F. Demised Premises (Section 11, Article 1): Suite 730, encompassing approximately 2,605 rentable square feet on the seventh floor in the building and parcel of Land ("Building") known as 4100 Newport Place more particularly described in Exhibit C and Located in the City of Newport Beach, State of California.

G. Lease Term (Section 11, Article 1): Thirty-six (36) months. Commencement
Date: July 1, 1990 Expiration Date: June 30, 1993

H. Base Annual Rent (Section ii, Article 1):
   Monthly Installments:
   Periodic Rent Increase Date: See Section II, Article 38

I. Use of Premises (Section 11, Article 2): General office.

J. Address for Notice to Landlord (Section 11, Article 27):
                  Newport Place Associates, c/o McLachlan Investment
                  Company
                  4141 MacArthur Boulevard Suite 100
                  Newport Beach, CA 92660

K. Base Taxes and Operating Costs Amount (Section II, Article 28): See Section II, Article 39.

L. Number of Parking Spaces (Section 11, Article 1): 10

M. Tenant's Share of Any Increase Over Base Taxes and Operating Costs Amount (Section II, Article 28): 1.38%, Rentable Area of Building: 189,031; Rentable Area of Demised Premises: 2,605.

N. Security Deposit (Section 11, Article 30): $5,860.00

0. Broker(s) (Section II, Article 35): Broker(s) (Section 11,
         Article 35):
         Coldwell Banker - Welch
         Address: 4040 MacArthur Boulevard
         Newport Beach, CA 92660
         License No.:________________________
         Cooperating Broker:____________________
         Address:_______________________________

                                TABLE OF CONTENTS

Article  Page
-------  ----
1.       Demised Premises, Term, Rent, Late Charges............................4
2.       Occupancy.............................................................5
3.       Assignment, Mortgage, Subletting......................................5
4.       Alternations..........................................................6
5.       Repairs ..............................................................6
6.       Requirements of Law, Insurance........................................7
7.       Subordination, Ground Leases, Mortgages...............................7
8.       Rules and Regulations.................................................8
9.       Liability and Indemnification.........................................8
10.      Damage or Destruction and Mutual Waiver of Subrogation................9
11.      Eminent Domain........................................................9
12.      Services..............................................................9
13.      Access to Premises...................................................10
14.      Tenant's Insurance...................................................10
15.      Certificates of Occupancy............................................11
16.      Life-Safety Systems..................................................11
17.      Bankruptcy...........................................................11
18.      Default          ....................................................12
19.      Fees and Expenses....................................................13
20.      No Representatives by Landlord.......................................13
21.      End of Term..........................................................13
22.      Quite Possession.....................................................13
23.      Landlord's Work and Failure to Give Possession.......................14
24.      Termination, No Waiver, No Oral Change...............................14
25.      Waiver of Trial by Jury..............................................14
26.      Inability of Perform.................................................14
27.      Bills and Notices....................................................15
28.      Increase of Taxes and Operating Costs................................15
29.      Food, Beverages and Odors............................................16
30.      Security.............................................................17
31.      Care of Floor and Window Coverings...................................17
32.      Marginal Notes.......................................................17
33.      Definitions..........................................................17
34.      Landlord's Approval..................................................17
35.      Brokerage............................................................17
36.      Binding Effect.......................................................17
37.      Miscellaneous........................................................17

Exhibit A         -Floor Plan

Exhibit B         -Work Letter and Construction Agreement
Exhibit C         -Legal Description
Exhibit D         -Rules and Regulations

                            GENERAL LEASE PROVISIONS

DEMISED PREMISES, TERM, RENT, LATE CHARGES

         DEMISED PREMISES

         1.1 Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby Leases to Tenant and Tenant hereby hires from Landlord the Demised Premises comprising the area substantially as shown on the floor plan or plans that have been signed by Landlord and Tenant and that are attached hereto as Exhibit A.

         1.2 Tenant shall have the right, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, to the non-exclusive use of all areas and facilities outside the Demised Premises and within the exterior boundary Line of the Park that are provided and designed by Landlord from time to time for the general non-exclusive use of Landlord, Tenant and the other tenants of the Park and their respective employees, suppliers, shippers, customers and invitees, including parking areas, Loading and unloading areas, drives, walkways, roadways, trash areas and Landscaped areas (herein called "Common Areas").

         1.3 Tenant shall have the right for the benefit of Tenant and its employees, customers and invitees, to the use of the number of Parking Spaces specified in the Lease Terms on those portions of the Common Areas designated for parking by Landlord from time to time. Such spaces shall be used by all tenants of the Park on an unassigned basis.

         1.4 Landlord shall, at all times during the term of this Lease, have the sole and exclusive control of the parking facility. Landlord may at any time and from time to time during the term hereof exclude and restrain any person from use or occupancy thereof who is not a tenant or occupant of the Master Premises or an invitee of a tenant or occupant. Landlord shall at all times have the right and/or privilege of determining the nature and extent of the parking facility, whether surface, underground or multiple deck, and of making such changes therein as Landlord may at any time or from time to time deem desirable, including the location and relocation of driveway entrances, exits, parking spaces and the direction and flow of traffic.

         1.5 Tenant acknowledges that the premises are part of a phased master-planned development. As development progresses, Landlord may from time to time relocate all or any portion of the parking facilities to within a reasonable walking distance from the Master Premises. Subject to such charges as Landlord may impose, if Landlord charges for parking, Tenant and Tenant's invitees may use the parking facility on a nonexclusive, non-reserved basis together with Landlord, other tenants and occupants of the Master Premises, and their respective invitees. Tenant shall not cause or permit any obstruction to the free and clear usage of the parking facility. Landlord shall have the right to adopt and enforce rules and regulations for the parking facility. Landlord may, in Landlord's absolute discretion, establish a system of parking charges. Tenant shall observe and obey such rules and regulations as Landlord may adopt in connection with any such system. Any governmental charges, surcharges, or other monetary obligations which may be imposed in connection with parking privileges appurtenant to this Lease or with the operation of the parking facility shall be included as property taxes. Landlord shall have no Liability to Tenant, nor shall Tenant's obligations under this Lease be in any way excused or modified, if Tenant's parking privileges under this Lease or elsewhere in the Master Premises are impaired by reason of any moratorium, initiative, referendum, statute, regulation, or other governmental decree or action.

Term

         1.6 The Demised Premises are teased for the Term to commence on the Commencement Date and end on the Expiration Date, unless the Term shall sooner terminate as hereinafter provided.

Rent

         1.7 Tenant shall pay to Landlord during the term the Base Annual Rent, which sum shall be payable by Tenant in equal consecutive Monthly Installments on or before the first day of each month, in advance at the address specified for Landlord in the Lease Terms, or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deduction or setoff whatsoever. If the Commencement Date should occur on a

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day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated on a daily basis based upon a thirty
(30) day calendar month. In addition to the Base Annual Rent, Tenant shall pay the amount of any rental adjustments and additional payments as and when hereinafter provided in this Lease.

LATE CHARGES

         1.8 Tenant hereby acknowledges that Late payment by Tenant to Landlord of rent and other Sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and Late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent, or any other sum due from Tenant, shall not be received within 10 days after such amount shall be due, Tenant shall pay to Landlord, in addition to the interest provided in Section 1.10, a late charge equal to ten percent (10%) of such overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such Late charge by Landlord shall in no way constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any other right or remedy of Landlord resulting from such late payment.

         1.10 Notwithstanding any other provision of this Lease, any installment of Base Annual Rent or additional charges not paid to Landlord when due hereunder, shall bear interest from the date due or from the date of expenditure by Landlord for the account of Tenant, until the same have been fully paid, at a rate (the "Default Rate") that is equal to the Lesser of (i) two percent (2%) above the rate of interest established by Bank of America N.T.&S.A. at its San Francisco headquarters for 90-day unsecured Loans to corporate borrowers with the highest credit standing, adjusted monthly on the first day of each month, such adjustment to be effective for the following month, and (ii) the highest rate permitted by Law. The payment of such interest shall not constitute a waiver of any default by Tenant hereunder.

         1.11 The Basic Annual Rent has been established in contemplation that
(i) Tenant will occupy the Demised Premises for the entire Term and (ii) in the event of an assignment of the Lease, Landlord and Tenant have agreed that Landlord shall have the rights provided in Section 3.3 to terminate the Lease in Lieu of consenting to such assignment. Tenant expressly acknowledges and agrees that this Section 1.11 was a material inducement to Landlord in establishing the Base Annual Rent in the amount herein provided and that Landlord has relied on this covenant and agreement in executing this Lease.

OCCUPANCY

         2.1 Tenant shall use and occupy Demised Premises for the purpose set forth in Article I of Section I and for no other purpose. The character of the occupancy of Demised Premises, as restricted by this Article and as further restricted by Articles 3 and 15 and any of the Rules and Regulations attached to this Lease, or hereafter adopted, is an additional consideration and inducement for the granting of this Lease.

         2.2 The manner in which the Common Areas are maintained and operated and the expenditures therefor shall be at the sole discretion of Landlord, and the use of such areas and facilities shall be subject to such Rules and Regulations, including without Limitation the provisions of any covenants, conditions and restrictions affecting the Park, as Landlord shall make from time to time. Landlord shall not be responsible for the nonperformance of any such Rules and Regulations or covenants, conditions and restrictions by any other tenant or occupant of the Park.

         2.3 The purpose of the attached Exhibit A is only to show the approximate Location of the Demised Premises in the Bui Wing, and such Exhibit A is not meant to constitute an agreement as to the specific Location of the Common Areas or the elements thereof or of the access ways to the Demised Premises or the Park. Landlord hereby reserves the right, at any time and from time to time, to (a) make alterations in or additions to the Park and the Common Areas, including without Limitation, constructing new buildings, changes in the Location, size, shape and number of driveways, entrances, parking spaces, parking areas, Loading and unloading areas, Landscaped areas and walkways, (b) close temporarily any of the Common Areas for maintenance purposes as Long as reasonable access to the Demised Premises remains available, (c) designate property outside the Park to be part of the Common Areas, (d) use the Common Areas while engaged in making alterations in or additions or repairs to the Park, and (a) change

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the arrangement and Location of entrances or passageways, corridors, stairs, toilets and other public parts of the Building. Tenant agrees that no diminution of Light, air or view by any structure that may be erected in the Park after the Lease Date shall entitle Tenant to any reduction of Base Annual Rent or result in any liability of Landlord to Tenant.

         2.4 Landlord reserves the right, from time to time, to grant such easements, rights and dedications as Landlord deems necessary or desirable, and to cause the recordation of parcel maps and covenants, conditions and restrictions affecting the Park, as Long as such easements, rights, dedications, maps and covenants, conditions and restrictions do not unreasonably interfere with the use of the Demised Premises by Tenant. At Landlord's request, Tenant shall join in the execution of any of the aforementioned documents. The Building and the Park may be known by any name that Landlord may choose, which name may be changed from time to time in Landlord's sole discretion.

         2.5 The parking spaces to be provided to Tenant pursuant to Article L of Section I shall be used for parking only by vehicles no larger than full-sized passenger automobiles or pick-up trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be Loaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described in this Section 2.5, Landlord shall have the right, in addition to all other rights and remedies that it may have under this lease, to remove or tow away the vehicle involved without prior notice to Tenant and the cost thereof shall be paid to Landlord within ten (10) days after notice from Landlord to Tenant.

ASSIGNMENT, MORTGAGE, SUBLETTING

         3.1 Neither Tenant, nor Tenant's legal representatives, successors or assigns, shall assign, mortgage or encumber this Lease or sublet use occupy, or permit Demised Premises or any part thereof to be used or occupied by others, and any assignment, mortgage, encumbrance, sublease or permission shall be voidable, at the option of Landlord and, at the further option of Landlord, shall terminate this Lease. If this Lease be assigned, or if Demised Premises or any part thereof be sublet or occupied by any party other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collect to the recent herein reserved, but no such assignment, subletting, occupancy or collection shall deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further performance by Tenant of the obligations on the part of Tenant herein contained. Any sale or other transfer, including transfer by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority of the partnership interests in Tenant, if Tenant is a partnership, shall be an Assignment for purpose of this Article 3. As used in this Section 3.1, the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligations under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of the stock or partnership interests of said guarantor.

         3.2 Notwithstanding any contrary provision of the foregoing, but subject to the last paragraph of this Article, Tenant may assign this Lease upon the following express conditions:

                 A. That the proposed assignee shall be subject to the prior written consent of Landlord, which consent will not be unreasonably withheld but, without Limiting the generality of the foregoing, it shall be reasonable for Landlord to deny such consent if:

                           (1) the use to be made of Demised Premises by the
proposed assignee is (a) not generally consistent with the character and nature of all other tenancies in the Building, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or for any use which is the same as that stated in any percentage Lease to, another tenant of the Building or the Park, or (c) a use which would be prohibited by any other portion of this Lease (including but not Limited to any Rules and Regulations then in effect); or

                           (2) the character, moral stability, reputation and
financial responsibility of the proposed assignee are not satisfactory to Landlord or in any event not at Least equal to those which were possessed by Tenant as of the date of execution of this Lease;

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                           That Tenant shall pay to Landlord Landlord's then
                  standard processing fee and shall reimburse Landlord for all reasonable attorney's fees incurred by Landlord in connection therewith, the sum of which shall not exceed five thousand dollars ($5,000), whether or not such proposed assignment is consented to by Landlord;

                  C. That the proposed assignee shall execute an agreement pursuant to which it shall be agreed to perform faithfully and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease;

                  D. That an executed duplicate original of said assignment and assumption agreement, on Landlord's then standard form, shall be delivered to Landlord within five (5) days after the execution thereof, and that such assignment shall not be binding upon Landlord until the delivery thereof to Landlord and the execution and delivery of Landlord's consent thereto; and

                  E. That the consent by Landlord to an assignment shall not in any ways be construed to relieve Tenant or the assignee from obtaining the express consent in writing of Landlord to any further assignment or to release Tenant from any Liability whether past, present or future under this Lease or to release Tenant from any Liability under this Lease because of Landlord's failure to give notice of default under or in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease.

         3.3 Notwithstanding the foregoing provisions of this Article 3, it is expressly agreed and understood that Landlord shall have the option to terminate this Lease rather than approve the assignment hereof. Tenant understands and acknowledges that such option is a material inducement for Landlord's agreeing to lease the Demised Premises to Tenant upon the terms and conditions herein set forth.

ALTERATIONS

         4.1 Tenant shall make no alterations, decorations, additions or improvements in or to Demised Premises without Landlord's prior written consent, and then only by contractors or mechanics approved in advance in writing by Landlord and only upon such conditions as Landlord may impose. Tenant shall submit such information as Landlord shall require, including, without Limitation (i) plans and specifications, 00 evidence of insurance coverage in such types and amounts and from such insurers as Landlord deems satisfactory, and (M) all permits and Licenses required in connection with such work. ALL such work shall be done at Tenant's sole cost and expense at such times and in such manner as Landlord may from time to time designate.
ALL work done by Tenant shall be performed in full compliance with all Laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations and requirements of the Insurance Services Office and of any similar body. Before commencing any work, Tenant shall (a) give Landlord at Least fifteen (15) days' written notice of the proposed commencement of such work in order to give Landlord an opportunity to prepare, post and record such notice as may be permitted by Law to protect Landlord from having its interest in Demised Premises or the Building made subject to a mechanic's
Lien, and (b) shall secure, at Tenant's own cost and expense, a completion and Lien indemnity bond, satisfactory to Landlord, for said work. Any mechanic's Lien filed against Demised Premises or against the Building or the Land upon which the Building is Located or any of the areas used in connection with the operation of the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, shall be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. All alterations, decorations, additions, or improvements upon Demised Premises, made by either party, including without Limiting the generality of the foregoing, all paneling, partitions, railings, mezzanine floors, galleries and the like, shall, unless Landlord elects otherwise [which election shall be made by giving a notice pursuant to the provisions of Article 27 not less than three (3) days prior to the expiration or other termination of this Lease or any renewal or extension thereof], become the property of Landlord, and shall remain upon, and be surrendered with Demised Premises, as a part thereof, at the end of the Term. If Tenant shall remove any property from Demised Premises, Tenant shall repair or, at Landlord's option, shall pay to Landlord the cost of repairing any damage arising from such removal. Tenant shall not install any machine or equipment which causes noise, heat, cold or vibration to be transmitted to the structure of the building without Landlord's prior written consent, which consent may be conditioned on such terms as Landlord may require.

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Repairs

         5.1 Tenant shall take good care of Demised Premises and fixtures therein and, subject to the provisions of Article 4 hereof, shall, except for ordinary wear and tear, make all repairs in and about Demised Premises necessary to preserve them in food order and condition, which repairs shall be in quality and class equal to the original work. Landlord, however, shall repair the Building plumbing, heating, ventilating or air conditioning and electrical systems and make structural repairs within Demised Premises arising from ordinary wear and tear or through causes over which Tenant has no control, except as otherwise provided in this Lease. Landlord may repair, at the expense of Tenant, all damage or injury to Demised Premises, or to the Building and Landlord may repair, at the expense of Tenant, all damage or injury to Demised Premises, or to the Building and its fixtures, appurtenances or equipment or to any of the areas used in connection with the operation of the Building, done by Tenant or Tenant's agents, servants, employees, contractors, visitors or Licensees or caused by moving property of Tenant in or out of the Building, or by installation or removal of furniture or other property, or resulting from fire, heating, ventilating or air conditioning unit or system, short circuits, overflow or Leakage of water, steam, gas, sewer gas, sewage or odors, or by frost or by bursting or Leaking of pipes or plumbing works, or gas, or from any other cause, due to the carelessness, negligence, or improper conduct of Tenant or Tenant's agents, servants, employees, contractors, visitors or Licensees. Landlord shall have the right to replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in or about Demised Premises unless caused by or due to the sole negligence of Landlord, Landlord's agents, servants or employees. Except as provided in Article 10 hereof, there shall be no allowance to Tenant for a diminution of rental value, and no Liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of, or the failure to make, any repairs, alterations, decorations, additions or improvements in or to any portion of the Building or any of the areas used in connection with the operation thereof, or Demised Premises, or in or to fixtures, appurtenances or equipment, or by reason of the act or neglect of Tenant or any other tenant or occupant of the Building; and in no event shall Landlord be responsible for any consequential damages arising or alleged to have arisen from any of the foregoing matters except those arising as a result of Landlord's gross negligence or willful misconduct. Tenant hereby waives all rights under the provisions of Sections 1932, 1933, 1941 and 1942 of the Civil Code of the State of California and all rights under any Law in existence during the Term of this Lease authorizing a tenant to make repairs at the expense of a Landlord or to terminate a Lease upon the complete or partial destruction of the teased premises.

REQUIREMENTS OF LAW, INSURANCE

         6.1 Tenant, at Tenant's expense, shall comply with all Laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of Demised Premises and with the recorded covenants, conditions and restrictions affecting the Park, and with any direction of any public officer or officers, pursuant to Law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of Demised Premises, and shall not do or permit to be done, any act or thing upon Demised Premises, which will invalidate or be in conflict with any insurance policy covering the Building or any of the areas used in connection with the operation thereof or its fixtures, appurtenances or equipment or the property located therein, and shall not do or permit to be done, any act or thing upon Demised Premises, which will invalidate or be in conflict with any insurance policy covering the Building or any of the areas used in connection with the operation thereof or its fixtures, appurtenances or equipment or the property Located therein, and shall not do or permit to be done, any act or thing upon Demised Premises which shall or might subject Landlord to any Liability or responsibility for injury to any person or persons or to any property by reason of any business or operation being carried on upon Demised Premises or for any other reason, and Tenant hereby indemnifies Landlord against any such Liability or responsibility. Tenant shall not place a Load upon any floor of Demised Premises exceeding the floor Load per square foot area which such floor was designed to carry and which is allowed by Law. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.

INSURANCE

         6.2 Tenant shall comply with all rules, orders, directions, regulations and requirements of the Insurance Services Office or any other similar body, and shall not do, or permit anything to be done, in or upon Demised Premises, or bring or keep anything therein, which shall increase the rates of any insurance on the Building or any of the areas used in connection with the operation thereof or its fixtures, appurtenances or equipment or on property Located therein. If, by reason of failure of Tenant to comply with the provisions of this Article, any insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord for that part of all such premiums thereafter paid by Landlord which shall have been charged because of such violation by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. in any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of rate for the Building or Demised Premises issued by the Insurance Services office, or other body making insurance rates for the Building or Demised Premises, shall be conclusive evidence of the facts therein stated and of the several items and charges in the insurance rate then applicable to Demised Premises.

SUBORDINATION, GROUND LEASES, MORTGAGE

SUBORDINATION

         7.1 This Lease is subject and subordinate to 0) all ground or underlying Leases, mortgages and deeds of trust which now affect the real property of which Demised Premises forms a part or affect the ground or underlying Leases, (ii) all renewals, modifications, consolidations, replacements and extensions thereof, and (M) any ground or underlying Leases, mortgages, or deeds of trust which may hereafter affect the rest property of which Demised Premises forms a part or affect the ground or underlying Leases, without the necessity of executing any instrument to effectuate such subordination. Notwithstanding the preceding sentence, Tenant, or Tenant's successors- in- interest, wit( execute and deliver upon the demand of Landlord any and all instruments desired by Landlord evidencing such subordination in the manner requested by Landlord. Landlord is hereby irrevocably appointed and authorized as agent and attorney-in-fact of Tenant to execute and deliver all such subordination instruments in the event Tenant fails to execute and deliver said instruments within five (5) days after written request therefor.

GROUND LEASES

         7.2 Tenant agrees that, at the option of the Landlord under any ground lease now or hereafter affecting the real property of which Demised Premises forms a part, Tenant shall attorn to said Landlord in the event of the termination or cancellation of such ground lease and if requested by said Landlord, enter into a new lease with said Landlord (or a successor ground lessee designated by said Landlord) for the balance of the term then remaining hereunder upon the same terms and conditions as those herein provided.

Mortgage

         7.3 In the event of foreclosure or exercise of power of sale under any mortgage or deed of trust now or hereafter affecting the real property of which Demised Premises forms a part, the holder of any such mortgage or deed of trust (or purchases at any sale pursuant thereto) shall have the option (I) supplementing this Article, to require Tenant to attorn to such holder or purchaser, an d to enter into a new lease with such holder or purchaser, and to enter into a new lease with such holder or purchaser (as Landlord) for the balance of the term then remaining hereunder upon the same terms and conditions as those herein provided, or (ii) notwithstanding this Article, to elect that this Lease become or remain, as the case may be, superior to said mortgage or deed of trust.

         7.4 Tenant shall, upon request by any such holder or purchaser, execute and deliver any and all instruments desired by such holder or purchaser evidencing the superiority of this Lease to any said mortgage or deed of trust.

         7.5 In the event that Landlord or any such holder at any time requests that this Article contains different language to the same general effect, Tenant agrees to promptly execute and deliver an amendment of this Lease memorializing the same.

RULES AND REGULATIONS

         8.1 Tenant and Tenant's agents, servants, employees, contractors, visitors and Licensees shall observe faithfully and comply strictly with the rules and regulations attached hereto and made a part hereof, and such other and further reasonable rules and regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. Landlord shall not be liable to Tenant for violation of any of said Rules and Regulations, or the breach of any term, covenant, condition, provision or agreement in any Lease, by any other tenant or other party in the Building or in the Park.

LIABILITY AND INDEMNIFICATION

         9.1 Tenant agrees to indemnify Landlord against and save Landlord harmless from any and all loss, cost, Liability, damage and expense, including, without Limitation, penalties, fines and counsel fees, incurred in connection with or arising from any cause whatsoever in, on or about the Demised Premises, including, without Limiting the generality of the foregoing, (i) any default by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on Tenant's part to be observed or performed, (H) the use or occupancy, or manner of use or occupancy, of the Demised Premises by Tenant or any person claiming through or under Tenant, or of the employees, suppliers, shippers, customers or invitees of Tenant or any such other person, in, on or about the Demised Premises, the Building or the Park, whether prior to, during, or after the expiration of, the Term including, without (imitation, any act, omission or negligence in the making or performing of any alterations. Tenant further agrees to indemnify Landlord, Landlord's agents, and the Lessor or Lessors under all ground or underlying Leases, against and hold them harmless from any and all loss, cost, liability, damage and expense including, without Limitation, counsel fees, incurred in connection with or arising from any claims by any persons by reason of injury to persons or damage to property occasioned by any use, occupancy, condition, occurrence, happening, act, omission or negligence referred to in the preceding sentence.

         9.2 Landlord shall not be responsible for or Liable to Tenant for any Loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the Demised Premises or any part of the Building or Park or for any Loss or damage resulting to Tenant or its property from burst, stopped or Leaking water, gas, sewer or steam pipes or for any damage to or Loss of property within the Demised Premises from any causes whatsoever, including Latent defects in the Building, the Park, or Demised Premises or theft, except for loss or damage caused by Landlord's gross negligence or willful misconduct.

         9.3 Except where a longer or shorter period is specifically provided for in this Lease for a particular expenditure, Tenant shall pay to Landlord, within ten (10) days after delivery by Landlord to Tenant of bills or statements therefor: (i) sums equal to all expenditures made and monetary obligations incurred by Landlord including, without Limitation, expenditures made and obligations incurred for reasonable counsel fees, in connection with the remedying by Landlord of Tenant's defaults; (H) sums equal to all losses, costs, liabilities, damages and expenses referred to in Section 9.1; and (iii) sums equal to all expenditures made and monetary obligations incurred by Landlord, including without Limitation, expenditures made and obligations incurred for reasonable counsel fees, in collecting or attempting to collect the Base Annual Rent, any additional charges or any other sum of money accruing under this Lease or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law. Tenant's obligations under this Article 9 shall survive the expiration or sooner termination of the Term.

DAMAGE OR DESTRUCTION AND MUTUAL WAIVER OF SUBROGATION

         10.1 If Demised Premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's agents, servants, employees, contractors, visitors or Licensees, the damages shall be repaired by and at the expense of Landlord and the Base Annual Rent until such repairs shall be made shall be apportioned according to the part of Demised Premises which is tenantable or used by Tenant. If such partial damage is due to the fault or neglect of Tenant or Tenant's agents, servants, employees, contractors, visitors or Licensees, there shall be no apportionment or abatement of Base Annual Rent, unless Landlord is reimbursed for such abatement of Base Annual Rent or additional charges pursuant to any rental insurance policies that Landlord may, in its sole discretion, elect to carry. No Liability shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord or Tenant, for reasonable delay on account of "Labor troubles," or any other cause beyond Landlord's control. If Demised Premises are totally damaged or are rendered wholly untenantable by fire or other cause, and Landlord shall decide not to restore or rebuild the same, or if the Building shall, in Landlord's sole judgment, be so damaged that Landlord shall decide to demolish it or to rebuild it, then in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant notice of such decision, and thereupon the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate

Demised Premises and surrender the same to Landlord.

         10.2 Notwithstanding anything contained in this Article 10 to the contrary, in no event shall Landlord be required to spend for any repair, replacement or reconstruction of the Demised Premises or the Building an amount greater that the insurance proceeds actually received by Landlord as a result of the fire or other casualty causing such loss, damage or destruction.

         10.3 The provisions of this Lease, including this Article 10, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Demised Premises, the Building or any other portion of the Park, and any stature or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in any absence of an express agreement between the parties, and any similar statute or regulation, now or hereafter in effect, shall have no application to this Lease or to any damage to or destruction of all or any part of the Demised Premises, the Building or any other portion of the Park.

         10.4 Notwithstanding the provisions of this Article, Landlord waives any and at L rights of recovery against Tenant for or arising out of damage to or destruction of the Building or Demised Premises, from causes then included under standard fire and extended coverage insurance policies or endorsements, whether or not such damage or destruction shall have been caused by the negligence of Tenant, its agents, servants, employees, contractors, visitors or Licensees, but only to the extent that Landlord's insurance policies then in force permit such waiver and only to the extent of insurance proceeds actually received by Landlord for such damage or destruction. Tenant waives any and all rights of recovery against Landlord for or arising out of damage to or destruction of any property of Tenant, from causes then included under standard fire and extended coverage insurance policies or endorsements, whether or not caused by the negligence of Landlord, its agents, servants, employees, contractors, visitors or Licensees, but only to the extent that Tenant's insurance policies then in force permit such waiver. Landlord and Tenant represent that their present insurance policies now in force permit such waiver.

         10.5 If at any time during the term of this Lease either party shall give no Less than five (5) days prior notice to the other certifying that any insurance carrier which shall have issued any such policy covering any of the property above mentioned shall refuse to consent to the aforesaid waiver of subrogation, or if such carrier shall consent to such waiver only upon the payment of an additional premium (and such additional premium is not paid by the other party hereto), or such carrier shall revoke a consent previously given or shall cancel or threaten to cancel any policy previously issued and then in force and effect, because of such waiver of subrogation, then, in any of such events, the waiver in this Article shall thereupon be of no further force and effect as to the Loss, damage or destruction covered by such policy; provided, however, that if at any time thereafter such consent shall be obtained therefor without an additional premium from any existing or substitute insurance carrier, the waiver hereinabove provided for shall again become effective.

EMINENT DOMAIN

         11.1 If the whole or any part of Demised Premises shall be taken or condemned for all or any portion of the Term by any competent authority for any public or quasi-public use or purpose, or transferred by agreement in connection with such public or quasi-public use or purpose with or without any condemnation action or proceeding being instituted, then, and in either such event, the Term of this Lease shall, at the option of the Landlord, terminate as of the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award, such that the entire award is paid to Landlord. The then current rental, however, shall in any such case be apportioned. Tenant hereby expressly assigns to Landlord any award which may be made in any taking or condemnation as therein provided, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof.

         11.2 Nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord, any award made to Tenant specifically for its relocation expenses, the taking of personal property and fixtures belonging to Tenant, or the interruption of or damage to Tenant's business if such award is made separately to Tenant and not as part of the damages recoverable by Landlord.

         11.3 If all or any portion of the Demised Premises is condemned or otherwise taken for public or quasi-public use for a Limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms, conditions and covenants of this Lease. Tenant shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking.

         11.4 Landlord may, without any obligation to Tenant, agree to sell and/or convey to the condemnor the Demised Premises, the Building, the Park or any portion thereof sought by the condemnor, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment.

SERVICES

ELEVATORS, HEATING, VENTILATING, AIR CONDITIONING, ELECTRICITY, WATER, AND CLEANING

12.1     Landlord shall:

                  A. Provide automatic elevator facilities on usual business days and have one elevator available at all other times;

         B. On usual business days (and at other times for a reasonable additional charge to be fixed by Landlord) ventilate Demised Premises and furnish heating or air conditioning when in the judgment of Landlord it may be required for the comfortable occupancy of Demised Premises. Tenant agrees to keep and cause to be kept closed all doors from Demised Premises and the windows in Demised Premises, and Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of the heating, ventilating and air conditioning system. Tenant shall not install or use in Demised Premises any equipment which would generate heat so as to adversely affect the heating, ventilating and air conditioning system. Landlord, throughout the term of this Lease, shall have free access to any and all mechanical installations of Landlord or Tenant, including, but not limited to, air conditioning, fan, ventilating and machine rooms, telephone rooms and electrical closets. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access thereto, or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations. Tenant further agrees that neither Tenant, nor its agents, servants, employees, contractor, visitors or licensees shall at any time enter the said enclosures o tamper with, adjust, touch or otherwise in any manner affect Landlord's said mechanical installations;

         C. Provide electricity for "Landlord's Standard" lighting and normal office business machine (not including computers or electronic data processing or ancillary equipment) purposes only. Tenant agrees not to use any apparatus or device in, or upon, or about Demised Premises which may in any way increase the amount of such electricity usually furnished or supplied to said premises and Tenant further agrees not to connect any apparatus or device to the wires, conduits or pipes, or other means by which such electricity is supplied, for the purpose of using additional or unusual amounts of electricity, without the prior written consent of Landlord. If Tenant uses the same to excess or follows a regular practice of using electricity beyond the usual business hours on normal business days, Landlord shall have the right to estimate from time to time (both retroactively and prospectively) the amount that Tenant should pay on account thereof, and Tenant, after notice by Landlord of such estimate or revised estimate, agrees to pay such amount on the first day of each calendar month thereafter or, if such estimate be made during the last month of the term or after its expiration, promptly upon demand by Landlord. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation. Tenant shall not install or use or permit the installation or use in Demised Premises, of any computer or electronic data processing or ancillary equipment or any other electrical apparatus designed to operate on electrical current in excess of 110 volts and 5 amps per machine, without the prior written consent of Landlord;

         D. Furnish water for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and Lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and
equipment to                                        9
be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered and on default in making such payment Landlord may pay such charges and collect the same from Tenant; and

         E. Cause Demised Premises to be kept clean, provided the same are used exclusively as ordinary desk-type offices and are kept reasonably in order by Tenant, and, if to be kept clean by Tenant, no one other than persons approved in advance in writing by Landlord shall be permitted to enter Demised Premises for such premises. If Demised Premises or any part thereof is not used exclusively as ordinary desk-type offices, same shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved in advance in writing by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of Demised Premises exclusively as ordinary desk-type offices.

         12.2 Tenant shall at all times maintain at its own cost and expense all plumbing facilities and equipment attached thereto within Demised Premises in good order, condition and repair to the satisfaction of Landlord. Tenant hereby indemnifies Landlord against any and all claims, Liabilities, losses, damages, costs and expenses whatsoever (including, but not Limited to, attorneys' fees and expenses) whether suffered by Landlord or other occupants or persons in the Building, the Park or any of the areas used in connection with the operation thereof arising out of the matters referred to in this subsection, unless caused by or due to the sole negligence of Landlord, Landlord's agents, servants or employees. Landlord shall not be obligated to clean or provide supplies for any such plumbing facilities or equipment attached thereto, and if the rooms in which any such facilities or equipment are Located require cleaning in excess of that normally provided by Landlord for ordinary desk-type office space, Tenant shall, at Tenant's expense, cause any such excess cleaning to be performed only by a contractor approved in advance in writing by Landlord. Landlord hereby reserves the right, without Limiting the generality of the foregoing, to require that any such cleaning be performed by Landlord's regular cleaning contractor for the Bui Wing. Nothing herein contained shall be construed to confer upon Tenant the right to install any plumbing facilities without the prior written consent of Landlord.

         12.3 Landlord reserves the right to stop service of the elevator, plumbing, heating, ventilating, air conditioning and electric or other mechanical systems, or cleaning services when necessary, without any offset in rent, by reason of accident or emergency or for inspection, repairs, alterations, decorations, additions or improvements, which in the judgment of Landlord are desirable or necessary to be made, until same shall have been completed, and shall have no responsibility or liability for failure to supply any of such services in such instance. However, in the even a service is stopped such that Tenant cannot reasonably conduct its business for a period exceeding ten (10) business days, Tenant's rent shall abate until such service is restored and Tenant can conduct business in the Demised Premises.

ACCESS TO PREMISES

         13.1 Tenant shall permit Landlord to use and maintain pipes and conduits in and through Demised Premises. Landlord and Landlord's agents shall have the right to enter Demised Premises at all times, to examine the same and to clean and make such repairs, alterations, decorations, additions and improvements as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon Demised Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and subject to the provisions of Article 10, the Base Annual Rent reserved shall in no wise abate white said repairs, alterations, decorations, additions or improvements are being made, by reason of inconvenience, annoyance or injury to the business of Tenant because of the prosecution of any such work, or otherwise. Landlord and Landlord's agents are expressly granted permission to show Demised Premises at any reasonable time to prospective tenants, mortgagees, purchasers, Lessees of the Building and other persons with a business interest therein. If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate Demised Premises, without elimination or abatement of rent or other compensation, and such acts shall have no effect upon this Lease.

If Tenant shall not be personally present to open and permit an entry into Demised Premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (I during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate Demised Premises, without elimination or abatement of rent or other compensation, and such acts shall have no effect upon this Lease.

If Tenant shall not be personally present to open and permit an entry into Demised Premises, a any time, when for any reason an entry therein shall be necessary or permissible hereunder, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations, terms, covenants, conditions, provisions or agreement of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Park or the Building or any part thereof, other than an otherwise provided in this Lease.

TENANT'S INSURANCE

         14.1 Tenant shall carry at its expense and maintain in force during the Term the following insurance:

                  A. Comprehensive General Liability Insurance (including protective Liability coverage on operations of independent contractors engaged in construction and also blanket contractual Liability insurance) on an "occurrence', basis for the benefit of Tenant and Landlord as named insured against claims for "personal injury" liability including without Limitation bodily injury, death or property damage Liability with a Limit of not Less than One Million Dollars ($1,000,000) in the event of "personal injury" to any number of persons or of damages to property arising out of any one "occurrence"; such insurance may be furnished under a "primary" policy and an "umbrella" policy, provided that it is primary insurance and not excess over or contributory with any insurance in force for Landlord;

                  B. Insurance against Loss or damage by fire and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to the personal property, furniture, furnishings and fixtures belonging to Tenant Located in the Demised Premises for not less than 100% of the actual replacement value thereof. Such insurance shall provide for a waiver of the insurer's right of subrogation against Landlord; and

                  C. Such other insurance as may be required by Landlord in connection with the Demised Premises or Tenant's activities in the Park.

         14.2 All such insurance shall name Landlord as additional insured, shall be effected under policies issued by insurers, shall be in forms and for amounts approved by Landlord and shall provide that Landlord shall receive thirty (30) days' written notice from the insurer prior to any cancellation or change of coverage.

         14.3 Tenant shall deliver policies of such insurance or certificates thereof to Landlord on or before the Commencement Date, and thereafter at Least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance, or to deliver such policies or certificates, Landlord may, at its option, procure same for the account of Tenant, and the cost thereof shall be paid to Landlord as additional charges within ten (10) days after delivery to Tenant of bills therefor. Nothing contained in this Article 14 shall be construed as a Limitation of Tenant's Liability hereunder.

CERTIFICATES OF OCCUPANCY

         15.1 Tenant shall not at any time use or occupy Demised Premises in violation of the certificates of occupancy issued for the Building or the Demised Premises and in the event that any department of the city or county in which the Building is Located, or the State of California, shall hereafter at any time contend or declare that Demised Premises are used for a purpose which is in violation of such certificate or certificates of occupancy, Tenant shall, upon five (5) days' notice from Landlord or any governmental agency immediately discontinue such use of Demised Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default under this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Article 18 hereof. The statement in this Lease of the nature of the business to be conducted by Tenant in Demised Premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business is Lawful or permissible or will continue to be Lawful or permissible under any certificate of occupancy issued for the Bui Wing, or otherwise permitted by Law.

LIFE-SAFETY SYSTEMS

         16.1 If there now is or shall be installed in the Building a sprinkler system, heat or smoke detection system or any other so-called Life-safety system and any such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, contractors, visitors or Licensees, Tenant shall forthwith restore the same to good working condition; and if the Insurance Services office or any other similar body or any bureau, department or official of the state, county or city government, or any governmental authority having jurisdiction, require or recommend that any changes, modifications, alterations, or additional equipment be made or supplied in or to any such system by reason of Tenant's business, or the Location of partitions, trade fixtures, or other contents of Demised Premises, or if any such changes, modifications, alterations or additional equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for any such system in the insurance rate as fixed by said office, or by any insurance company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations or additional equipment.

BANKRUPTCY

         17.1 PRIOR TO TERM. If at any time prior to the date herein fixed as the commencement of the Term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute either of the Unites States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee or conservator of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, this Lease shall ipso facto be canceled and terminated and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or by an order of any court shall be entitled to possession of Demised Premises and Landlord, in addition to the other rights and remedies given by subsection 17.3 hereof or by virtue of any other provision in this Lease contained or by virtue of any statute or rule of law, may retain as damages any rent, security, deposit or moneys received by it from Tenant or others on behalf of Tenant.

         17.2 DURING TERM. If at the date fixed as the commencement of the Term of this Lease or if at any time during the Term there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver of trustee or conservator of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, this Lease, at the option of Landlord exercised within a reasonable time after notice of the happening of any one or more of such events, may be canceled and terminated and in such event neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall en entitled to possession or to remain in possession of Demised Premises but shall forthwith quit and surrender Demised Premises, and Landlord, in addition to the other rights and remedies granted by subsection 17.3 hereof or by virtue of any other provision in this Lease contained or by virtue of any stature or rule of law, may retain as damages any rent, security, deposit or moneys received by it from Tenant or others on behalf of Tenant.

         17.3 MEASURE OF DAMAGES. In the event of the termination of this Lease pursuant to subsections 17.1 and 17.2 of this Article, Landlord shall be entitled to the same rights and remedies as those set forth in subsections 18.4 and 18.5 and in Article 21 of this Lease.

         17.4 In the event of the occurrence of any of those events specified in this Article, if Landlord shall not choose to exercise, or by Law shall not be able to exercise, its rights hereunder to terminate this Lease upon the occurrence of such events, then, in addition to any other rights of Landlord hereunder or by taw, (i) Landlord shall not be obligated to provide Tenant with any of the services specified in Article 12, unless Landlord has received compensation in advance for such services, and the parties agree that Landlord's estimate of the compensation required with respect to such services shall control, and (ii) neither Tenant, as debtor in-possession, nor any trustee or other person (hereinafter collectively called the "Assuming Tenant") shall be entitled to assume this Lease unless, on or before the date of such assumption, the Assuming Tenant (a) cures, or provides adequate assurance that the latter will promptly cure, any existing default under this Lease, (b) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary toss (including, without Limitation, attorneys' fees and disbursements) resulting from such default, and (c) provides adequate assurance of future performance under this Lease, it being covenanted and agreed by the parties that, for such purposes, any cure or compensation shall be effected by the immediate payment of any monetary default or any required compensation, or the immediate correction or bonding of any nonmonetary default; any "adequate assurance" of such cure or compensation shall be effected by the establishment of an escrow fund for the amount at issue or by bonding and "adequate assurance" of future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding, it being covenanted and agreed by Landlord and Tenant that the foregoing provision was a material part of the consideration for this Lease.

DEFAULT

         18.1 It shall, at Landlord's option, be deemed a breach of this Lease if 0) Tenant defaults (a) in the making of any payments of money pursuant to this Lease, or (b) in fulfilling any other term, covenant, condition, provision or agreement of this Lease if said default under this clause (b) continues to exist at the expiration of ten (10) days after notice thereof given by Landlord to Tenant or (ii) Demised Premises becomes vacant or deserted or (iii) Tenant shall cease to occupy Demised Premises or shall remove substantially all of Tenant's furniture therefrom or (iv) Tenant shall fail to move into or take possession of Demised Premises within fifteen (15) days after the commencement of the Term or (v) any execution or attachment shall be issued against Tenant or any of Tenant's property or (vi) Demised Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant or (vii) Tenant shall default with respect to any other Lease between (a) Landlord and Tenant, or (b) any parent company or subsidiary company or affiliate or agent of Landlord, and Tenant or (viii) Tenant assigns or otherwise transfers substantially all of the assets used in connection with the business conducted in Demised Premises. Notwithstanding the above, if Tenant's default is non-monetary in nature, and is not a breach of Article 3 or Article 17, Tenant shall not be in breach of this Lease if Tenant immediately commences to cure the default after notice thereof given by Landlord to Tenant and Tenant diligently and continuously prosecutes the cure to completion.

         18.2 In the event that Landlord elects, pursuant to subsection 18.1 of this Article, to declare a breach of this Lease, then Landlord shall have the right to give Tenant five (5) days, notice of intention to end the Term of this Lease and thereupon, at the expiration of said five (5) days, the Term of this Lease shall expire as fully and completely as if that day were the day herein definitely fixed for the expiration of the Term hereof and Tenant shall then quit and surrender Demised Premises to Landlord, but Tenant shall remain liable as hereinafter provided. if Tenant fails to so quit and surrender Demised Promises as aforesaid, Landlord shall have the right, without notice, to re-enter Demised Premises either by force or otherwise and dispossess Tenant and the Legal representatives of Tenant and all other occupants of Demised Premises by unlawful detainer or other summary proceedings, or otherwise, and remove their effects and regain possession of Demised Premises (but Landlord shall not be obligated to effect such removal) and Tenant hereby waives service of notice of intention to re-enter or to institute Legal proceedings to that end.

         18.3 In the event of any breach of this Lease by Tenant (and regardless of whether or not Tenant has abandoned Demised Premises), this Lease shall not terminate unless Landlord, at Landlord's option, elects at any time when Tenant is in breach of this Lease to terminate Tenant's right to possession as provided in subsection 18.2 of this Article or, at Landlord's further option, by the giving of any notice (including but not Limited to any notice preliminary or prerequisite to the bringing of Legal proceedings in unlawful detainer) terminates Tenant's right to possession. For so long as this Lease continues in effect, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover all rent as it becomes due hereunder. For the purposes of this subsection, the following shall not constitute termination of Tenant's right to possession: (i) acts of maintenance or preservation of efforts to relet Demised Premises, or (ii) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease.

         18.4 In the event of termination of this Lease or termination of Tenant's right to possession (as a result of Tenant's breach of this Lease or pursuant to Article 17), Landlord shall have:

                  A. The right to remove any and all persons and property from Demised Premises, with or without legal process, and pursuant to such rights and remedies as the Laws of the State of California shall then provide or permit, but Landlord shall not be obligated to effect such removal. Said property may, at Landlord's option, be stored or otherwise dealt with as provided within this Lease or as such Laws may then provide or permit, including but not Limited to the right of Landlord to sell or otherwise dispose of the same or to store the same, or any part thereof, in a warehouse or elsewhere at the expense and risk of and for the account of Tenant.

                  B. The rights and remedies provided by California Civil Code Section 1951.2 to recover from Tenant upon termination of the Lease:

                           (1) the worth at the time of award of the unpaid rent and other charges which had been earned at the time of termination;

                           (2) the worth at the time of award of the amount by which the unpaid rent and other charge which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                           (3) subject to Subdivision (c) of the California
Civil Code Section 1951.2, the worth at the time of award of the     amount
by which the unpaid rent and other charges for the balance of the Term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and

                           (4) any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be Likely to result therefrom. The "worth" at the time of award of the amounts referred to in clauses (1) and (2) of this subsection shall be computed by allowing interest at the default rate. The worth at the time of the award of the amount referred to in clause (3) of this Section shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent 0%).

                  C. The rights and remedies provided by California Civil Code Section 1951.4, which allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent and additional charges as they become due, for as Long as Landlord does not terminate Tenant's right to possession; provided, however, if Landlord elects to exercise its remedies described in this subsection and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Demised Premises at such time as Tenant is in default, Landlord shall not unreasonably withhold its consent to such assignment or sublease.

                  D. To enforce, to the extent permitted by the Laws of the State of California then in force and effect, any other rights or remedies set forth in this Lease or otherwise applicable hereto by operation of Law or contract.

         18.5 In the event of a breach or threatened breach by Tenant of any of the terms, covenants, conditions, provisions or agreements of this Lease, Landlord shall additionally have the right of any remedy available to Landlord, at law or in equity. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at law or in equity.

         18.6 Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future Law in the event of Tenant's being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of Demised Premises, by reason of the violation by Tenant of any of the terms, covenants, conditions, provisions or agreements of this Lease, or otherwise.

FEES AND EXPENSES

         19.1 If Tenant shall default in the performance of any obligation on Tenant's part to be performed under this Lease, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money or do any act which will require the payment of any sum of money including but not Limited to employment of attorneys or incurring of costs), by reason of failure of Tenant to comply with any term, covenant, condition, provision or agreement hereof, or, if Landlord is compelled to incur or elects to incur any expense (including but not Limited to reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding, whether or not such action or proceeding proceeds to judgment) by reason of any default of Tenant hereunder, the sum or sums so paid or incurred by Landlord with interest at the Default Rate shall be due from Tenant to Landlord promptly upon demand by Landlord.

NO REPRESENTATIONS BY LANDLORD

         20.1 Neither Landlord nor Landlord's agents have made any representations or promises with respect to the Park, Building or Demised Premises except as herein expressly set forth. The taking of possession of Demised Premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts the same in its then "as is" condition and that Demised Premises, the Building and the Park were in good and satisfactory condition at the time such possession was so taken.

END OF TERM

         21.1 Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord Demised Premises, broom clean, in as good order, condition and repair as it now is or may hereafter be placed, ordinary wear excepted. Tenant shall remove all property of Tenant, as directed by Landlord. Any property left on Demised Premises at the expiration or other termination of this Lease, or after the happenings of any of the events of default set forth in Article 18, may, at the option of Landlord, either be deemed abandoned or be placed in storage at a public warehouse in the name of and for the account of and at the expense and risk of Tenant or otherwise disposed of by Landlord in the manner provided by Law. Tenant expressly releases Landlord of and from any and all claims and Liability for damage to or destruction or Loss of property left by Tenant upon Demised Premises at the expiration of other termination of this Lease and Tenant hereby indemnifies Landlord against any and all claims and Liability with respect thereto. If Tenant holds over after the Term with the consent of Landlord, express or implied, such tenancy shall be from month to month only and shall not be a renewal hereof, and Tenant shall pay the rent and all the other charges at the same rate as herein provided and also comply with all of the terms, covenants, conditions, provisions and agreements of this Lease for the time during which Tenant holds over. If Tenant holds over after the Term without the consent of Landlord and shall fail to vacate Demised Premises after the expiration or sooner termination of this Lease for any cause or after Tenant's right to occupy same ceases, thereafter, and notwithstanding anything to the contrary contained elsewhere in this Lease, Tenant shall be liable to Landlord for the use and occupancy of Demised Premises in an amount agreed to be one hundred twenty-five percent (125%) of the monthly installments of Base Annual Rent, and all the other changes as provided in this Lease for the last month of the Term. If Demised Premises are not surrendered at the end of the Term, Tenant shall be additionally responsible to Landlord for all damage (including but not limited to the loss of rent) which Landlord shall suffer by reason thereof, and Tenant hereby indemnifies Landlord against all claims made by any succeeding tenant against Landlord, resulting from delay by Landlord in delivering possession of Demised Premises to such succeeding tenant. Tenant's obligation to observe or perform all of the terms, covenants, conditions, provisions and agreements of this Article shall survive the expiration or other termination of this Lease.

QUIET POSSESSION

         22.1 Landlord covenants and agrees with Tenant that upon Tenant's paying Base Annual Rent and all other charges and observing and performing all of the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed or performed, Tenant shall have quiet possession of the premises hereby demised for the Term subject, however, to the terms of this Lease and of any ground Leases, underlying Leases, mortgages and deeds of trust affecting all or any portion of the Building or any of the areas used in connection with the operation of the Building. LANDLORD'S WORK AND FAILURE TO GIVE POSSESSION

         23.1 TENANT INSTALLATIONS PRIOR TO THE COMMENCEMENT DATE. Landlord will perform the work and make the installations in the Demised Premises substantially as set forth in the Work Letter attached hereto as Exhibit B (the "Landlord's Work").

         23.2 If Landlord shall be unable to give possession of Demised Premises on the Commencement Date by reason of the fact that Demised Premises are Located in a building being constructed and which has not been sufficiently completed to make Demised Premises ready for occupancy or by reason of the fact that a certificate of occupancy has not been procured or for any other reason, or if the Building is not in course of construction and Landlord is unable to give possession of Demised Premises on the date of the commencement of the Term hereof by reason of the holding over of any tenant or tenants or for any other reason, or if Landlord's Work is not completed, any such delay resulting therefrom shall be deemed excused and Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until possession of Demised Premises is given or Demised Premises is available for occupancy by Tenant, as fixed in a notice given by Landlord to Tenant, unless such delay is the fault of Tenant. No such failure to give possession on the date of the commencement of the term shall in any wise affect or impair the validity of this Lease or the obligations of Tenant hereunder, nor shall the same be construed in any way to extend the Expiration Date. If permission is given to Tenant to enter into the possession of Demised Premises or to occupy premises other than Demised Premises prior to the date specified as the commencement of the Term, such occupancy shall be deemed to be under all the terms, covenants, conditions, provisions, and agreements of this Lease, including without Limitation Tenant hereby agreeing to pay Base Annual Rent and other charges at the same rate as though the term of this Lease and commenced. Notwithstanding the above, In the event that Landlord is unable to give possession of the Demised Premises as of sixty (60) days after the Commencement Date (subject to an additional thirty (30) days for delays caused by force majeure) and said delay is not caused by Tenant, then Tenant shall have the option to terminate this Lease prior to taking possession of the Demised Premises.

TERMINATION, NO WAIVER, NO ORAL CHANGE

         24.1 In the event that this Lease terminates for any reason (including but not Limited to termination by Landlord) prior to its natural expiration date, such termination wilt effect the termination of any and all agreements for the extension of this Lease (whether expressed in an option, exercised or not, or collateral document or otherwise); any right herein contained on the part of Landlord to terminate this Lease shall continue during any extension hereof; any option on the part of Tenant herein contained for an extension hereof shall not be deemed to give Tenant any option for a further extension beyond the first extended term. Interruption or curtailment of any services shall not constitute a constructive or partial eviction or entitle Tenant to any abatement of rent or any compensation (including but not Limited to compensation for annoyance, inconvenience or injury to business). No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of Demised Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said premises prior to the termination of this Lease. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any term, covenant, condition, provision or agreement of this Lease, or any of the Rules and Regulations attached to this Lease or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of rent with knowledge of the breach of any term, covenant, condition, provision or agreement of this Lease, shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations attached to this Lease, or hereafter adopted, against Tenant or any other tenant in the Building or in the park shall not be deemed a waiver of any such Rule and Regulation. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a Lesser amount than the Monthly Installment shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any Letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided. This Lease contains the entire agreement between the parties, and recites the entire consideration given and accepted by the parties. Any agreement hereafter made shall be ineffective to change, modify, waive or discharge it in whole or in part unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, waiver or discharge is sought.

WAIVER OF TRIAL BY JURY

         25.1 The respective parties hereto hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of Demised Premises, or any claim of injury or damage, or the enforcement of any remedy under any statute, emergency or otherwise.

INABILITY TO PERFORM

         26.1 This Lease and the obligation of the Tenant to pay rent hereunder and to keep, observe and perform all of the other terms, covenants, conditions, provisions and agreements of this Lease on the part of Tenant to be kept, observed or performed shall in no wise be affected, impaired or excused because landlord is unable to fulfill any of its obligations under this Lease or to supply, or is delayed or curtailed in supplying any service expressly or impliedly to be supplied or its unable to make, or is delayed or curtailed in making, any repairs, alterations, decorations, additions or improvements, or is unable to supply, or is delayed or curtailed in supplying, any cause beyond Landlord's reasonable control, including, but not limited to, acts of Go, strike or labor troubles, fuel or energy shortages, governmental preemption or curtailment in connection with a national emergency or in connection with any rule, order, guideline or regulation of any department or governmental agency or by reason of the conditions of supply and demand which have been or are affected by a war or other emergency. Any such prevention, delay or curtailment shall be deemed excused and Landlord shall not be subject to any liability resulting therefrom. Notwithstanding the foregoing, in the event Landlord is unable to fulfill obligations under this Lease, and Landlord's inability to perform prohibits Tenant from reasonably conduct its business in the Demised Premises, then: 1) If Landlord's inability to perform continues for a period exceeding ten (10) business days, rent shall abate until Tenant can reasonably conduct its business in the Demised Premises, and 2) If Landlord's inability to perform continues for a period exceeding ninety (90) days, Tenant shall have the option of terminating the Lease. Tenant waives and releases its right to terminate this Lease under Section 1932(1) of the California Civil Code or under any similar law or statue now or hereafter in effect.

         26.2 Landlord shall not be deemed to be in default in the performance of any obligation required to be performed by it hereunder unless and until it has failed to perform such obligation within thirty (30)days after written notice by Tenant to Landlord specifying the nature of Landlord's failure to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter shall prosecute the same to completion. ALL rights to cure provided to Landlord under this Section 26.2 shall also be accorded to any mortgagee or beneficiary under a deed of trust encumbering the Building or the Park. Landlord shall not be Liable for any injury or damage to persons or property resulting from Loss, theft, fire, explosion, falling plaster, cessation or variation or shortage or interruption of services or utilities, steam, gas, electricity, earthquake, acts of God, rain or water or dampness from any source or any other cause whatsoever. Without Limiting the generality of the foregoing, in no event shall Landlord business interruptions or other consequential damages, except for damages arising from Landlord's gross negligence or willful misconduct.

BILLS AND NOTICES

         27.1 Except as otherwise in this Lease provided, a bill, statement, consent, notice or communication which Landlord may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the Building or at the Last known residence address or business address of Tenant or Left at Demised Premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such consent, notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or Left at Demised Premises as herein provided. Any notice, request, demand or communication by Tenant to Landlord must be in writing and served by registered or certified mail (postage fully prepaid), addressed to Landlord, at the address set forth in Article J of
Section 1, or at such other address as Landlord shall designate by notice given as herein provided, and the time of the giving of such notice, request, demand or communication shall be deemed to be the time when the same is mailed as herein provided. If Tenant is notified of the identity and address of Landlord's mortgagee or beneficiary under a deed of trust, or ground or underlying Lessor, Tenant shall give such party notice of any default by Landlord hereunder by registered or certified mail and such party shall have a reasonable opportunity to cure such default before Tenant's exercising any remedy available to it.

INCREASE OF TAXES AND OPERATING COSTS

         28.1 If, in any Computation Year during the term of this Lease Taxes (as hereinafter defined) and Operating Costs (as hereinafter defined) shall be increased above the amount of Base Taxes and Operating Costs Amount specified in Article K of Section I of this Lease, the Base Annual Rent shall be increased by Tenant's Share specified in Article M of Section I of this Lease of the amount of any such increase in Taxes and Operating Costs, subject to a maximum increase in the sum of taxes plus Operating Cost of ten percent (10%) in any Computation Year when compared with the immediately proceeding Computation Year.

         28.2     Definitions.

                  A. "Computation Year" shall mean each twelve (12) consecutive month period commencing January 1 of each year during the Term, provided that Landlord, upon notice to Tenant, may change the Computation Year from time to time to any other twelve (12) consecutive month period and, in the event of any such change, Tenant's share of Taxes and Operating Costs shall be equitably adjusted for the Computation Years involved in any such change.

                  B. Tenant's Share has been computed by dividing the Rentable Area of the Demised Premises by the total Rentable Area of the Building and, in the event that either the Rentable Area of the Demised Premises or the total Rentable Area of the Building is changed, Tenant's Share will be appropriately adjusted by Landlord, which adjustment shall be conclusive and binding on Tenant and, as to the Computation Year in which such change occurs, for purposes of this Article 28, Tenant's Share shall be determined on the basis of the number of days during such Computation Year at each such percentage.

                  C. "Taxes" shall mean taxes and assessments upon or with respect to the Building and the areas used in connection with the operation of the Building imposed by Federal, State or Local governments or governmental assessment districts, but shall not include income, franchise, capital stock, estate, or inheritance taxes, but shall include gross receipts taxes, special assessments and other business taxes. If, because of any change in the method of taxation of real estate, any tax or assessment is imposed upon Landlord or upon the owner of the Land and/or the Building and/or the areas used in connection with the operation of the Building or upon or with respect to the Park and/or the Building and/or the areas used in connection with the operation of the Building or the rents or income therefrom, in substitution for or in lieu of any tax or assessment which would otherwise be a real estate tax or assessment subject matter, or with respect to any subject matter which was during fiscal year 1998-90 the subject of a real estate tax or assessment, such other tax or assessment shall be deemed to be included in Taxes. Taxes shall also include legal fees, costs and disbursements incurred in connection with proceedings to contest or reduced Taxes. If any Taxes are specially assessed by reason of the occupancy or activities of on or more tenants and not the occupancy or activities of the tenants as a whole, such taxes shall be allocated by Landlord to the Tenant or Tenants whose occupancy or activities brought about such assessment. In case there shall be a reduction of the assessed valuation for any tax year which affects the Taxes in any year or which a rent adjustment shall have been made, the rent adjustment shall be recalculated on the basis of the revised assessed valuation and Landlord will credit against the rent next becoming due from Tenant such sums as may be due to Tenant by reason of the recalculation, Less the expenses incurred in effecting such reduction. In no event shall the amount of any such credit be in excess of the amount of rent increase actually paid to Landlord by Tenant for the period covered by such credit as a result of an increase in Taxes.

                  D . "Operating Costs" shall mean the aggregate amount of (1) wage and Labor costs applicable to the persons engaged in the management, operation, maintenance, overhaul or repair of the Building and the Park and the areas used in connection with the operation of the Building and the Park whether they be employed by Landlord or by an independent contractor with whom Landlord shall have contracted or may contract for such services; any increase or decrease in the hours of employment or the number of paid holidays or vacation days, social security taxes, unemployment insurance taxes and the cost (if any) of providing disability, hospitalization, medical, welfare, pension, retirement or other benefits applicable with respect to such employees, shall correspondingly affect the wage and Labor costs; and (2) cost of utilities; fuel; building supplies and materials; service and management contract; water and sewer charges; janitorial services; security; Labor; parking expenses, utilities surcharges, or any other costs Levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations or interpretations thereof, promulgated by any federal, state, regional, municipal or Local government authority in connection with the use or occupancy of the Building and the Park, or the parking facilities serving the Building; costs incurred in the management of the Building; Building management office rental; a management fee; air-conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; repair and maintenance of the structural portions of the Building, including the plumbing, heating, ventilating, air-conditioning and electrical systems installed or furnished by Landlord; and maintenance, costs, and upkeep of all parking and common areas, rental of personal property used in maintenance and management; costs and expenses of gardening and landscaping; maintenance of signs; personal property taxes Levied on or attributable to personal property used in connection with the entire Building, including the Common Areas; and costs and expenses of repairs, resurfacing, repairing, maintenance, painting, Lighting, cleaning, refuse removal, security and similar items; appropriate reserves; and the Common Area maintenance charge obligation allocated to the Building and the Park including Tenant's allocable share of Association Fees, if applicable in the future and assessments for the maintenance of the Park and the Common areas, and for any increase in (i) (ii) and (iii) alterations to the Building or the Park or the areas used in connection with the operation of the Building for Life-safety systems or energy conservation or to effect economies in operations and maintenance of the Building or the Park, or other capital improvements or replacements (together with all costs, and interest thereon at a rate equal to two percent (2%) over the annual prime rate of interest announced publicly by Bank of America N.T.&S.A. at its San Francisco Headquarters from time to time [but in no event in excess of the maximum rate of interest permitted by Law,] incurred in connection with any such alterations or other capital improvements or replacements) all amortized over their useful Life except that any such costs (and the interest thereon) incurred in connection with alterations or replacements for energy conservation may be amortized at a yearly rate equal to the savings realized during such period as a result of such alteration or replacement, and (iv) the cost of fire, extended coverage, boiler, sprinkler, disaster, public Liability, property damage, rent, earthquake and other insurance and the deductible portion of any insured Loss otherwise covered by such insurance, and (v) the cost of legal, accounting, consulting fees and permits, certificates and Licenses required in connection with the Building or the Park, and (vi) such other items as are now or hereafter customarily included in the cost of managing, operating, maintaining, overhauling and repairing the Building, the Park and the areas used in connection with the operation of the Building in accordance with now or hereafter accepted accounting or management principles or practices.

         28.3 STATEMENTS FOR TENANTS AND PAYMENTS. Tenant shall pay to Landlord as additional charges one twelfth (1/12) of Tenant's Share of the increase in Taxes and Operating Costs for each Computation Year, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant; provided that Landlord shall have the right initially to determine monthly estimates and to revise such estimate from time to time. With reasonable promptness after Landlord has received the tax bills and other operating cost support for any Computation Year, Landlord shall furnish Tenant with a statement (herein called "Landlord's Statement") showing a comparison of the Base Taxes and Operating Costs Amount to the amount of Taxes and Operating Costs for such Computation Year, and Tenant's Share of the increase in Taxes and Operating Costs. If the actual increase in Taxes and Operating Costs for such Computation Year exceed the estimated Taxes and operating Costs paid by Tenant for such Computation Year, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual increase in Taxes and Operating Costs within fifteen (15) days after the receipt of Landlord's Statement, and if the total amount paid by Tenant for any such Computation Year shall exceed the actual increase in Taxes and Operating Costs for such Computation Year, such excess shall be credited against the next installments of Taxes and Operating Costs due from Tenant to Landlord hereunder.

         28.4 ADJUSTMENT FOR PARTIAL YEARS. If the Commencement Date shall occur on a date other than the first day of a Computation Year, Tenant's Share of Taxes and Operating Costs for the Computation Year in which the Commencement Date occurs shall be in the proportion that the number of days from and including the Commencement Date to and including the Last day of the Computation Year in which bears to 365. Similarly, if the Expiration Date shall occur on a date other than the Last day of a Computation Year, Tenant's Share of Taxes and Operating Costs for the Computation Year in which the Expiration Date occurs shall be in the proportion that the number of days from and including the first day of the Computation Year in which the Expiration Date occurs shall be in the proportion that the number of days from and including the first day of the Computation Year in which the Expiration Date occurs to and including the Expiration Date bears to 365. Notwithstanding the forgoing, Landlord may, pending the determination of the amount of Taxes and Operating Costs for such partial Computation year, furnish Tenant with statements of estimated increases in Taxes and in Operating Costs, and Tenant's Share of each thereof for such partial Computation year. Within fifteen (15) days after receipt of such estimated statement, Tenant shall remit to Landlord, as Additional Charges, the amount of Tenant's Share of such Taxes and Operating Costs. After such Taxes and Operating Costs have been finally determined and Landlord's Statement has been furnished to Tenant pursuant to this Article, and if there shall have been an underpayment of Tenant's Share of Taxes and Operating Costs, Tenant shall remit the amount of such underpayment to Landlord shall remit the amount of any such overpayment to Tenant within fifteen (15) days after the issuance of such statements.

         28.5 OCCUPANCY AND FRACTIONAL YEAR. For purposes of comparison to Base Taxes and Operating Costs, there shall be added to the actual Taxes and Operating Costs for any period during which the Building is less than 95% occupied those additional expenses (of the type set forth in Paragraph B of Subsection 28.2 of this Article) which Landlord determines it would have so incurred had the building been 95% occupied during any such period. Furthermore, for purposes of comparison to Base Taxes and Operating Costs, in any comparative statement covering Less than a full Computation Year there shall be added to the actual Taxes and Operating Costs for the period covered by the comparative statement those additional expenses (of the type set forth in this Article) which Landlord determines it would have so incurred had the Building been 95% occupied during full Computation Year.

FOODS, BEVERAGES AND ODORS

         29.1 Tenant shall not prepare any food nor do any cooking, conduct any restaurant, Luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes, or any unusual or objectionable odors to emanate from Demised Premises. Tenant shall not install or permit the installation or use of any vending machine or permit the delivery of any food or beverage to Demised Premises except by such persons and in such manner as are approved in advance in writing by Landlord.

SECURITY

         30.1 Tenant has deposited with Landlord the sum specified in Article N of Section 1 as security for the faithful performance and observance by Tenant of all of the terms, covenants, conditions, provisions and agreements of this Lease. Tenant shall not be entitled to interest on such security deposit and Landlord shall not be obligated to hold such deposit as a separate fund, but may commingle it with other funds. In the event Tenant defaults in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease, including but not Limited to, the payment of rent or other sums due hereunder, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or another sums as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants, conditions, provisions or agreements of this Lease, including, but not Limited to, any damages or deficiency in the reletting of Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord, Tenant, on demand by Landlord, will forthwith replenish the security or any portion thereof so used or applied by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, covenants, conditions, provisions and agreements of this Leases, the security, without interest, shall be returned to Tenant within thirty (30) days after the end of this Lease but only after delivery of entire possession of Demised Premises to Landlord. In the event of a sate of the Land and/or Building or Leasing of the land and/or the entire Building, or the sale of such leasehold, Landlord shall have the right in accordance with California Civil Code Section 1950.7 1) to return the security to Lessee, or
2) to transfer the security to the transferee or Lessee and Landlord shall thereupon be released by Tenant from all Liability for the return of such security; and in the event of such transfer of security Tenant shall Look to the new Landlord solely for the return of said security; and the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant shall not assign or encumber or attempt to assign or encumber the security deposited herein and neither Landlord nor it s successors or assigns shall be bound by any such agreement, encumbrance nor by any purported transfer thereof by operation of Law. In the event of the termination of any ground Lease or foreclosure of any fee or leasehold mortgage or deed of trust (of conveyance in lieu thereof) now or hereafter affecting the real property of which Demised Premises forms a part, Tenant shall Look to the new Landlord for the return of said security only if said security is actually transferred to said new Landlord.

CARE OF FLOOR AND WINDOW COVERINGS

          31.1 Supplementing Articles 5 and 21, Tenant shall take good care of any and all floor and window coverings installed at any time in any portion of Demised Premises, and Tenant shall make, as and when needed, all repairs in and to the said coverings and shampoo and/or clean any of said coverings as necessary (if in excess of normal janitorial maintenance) to preserve them in good order, condition and appearance by persons approved by the Landlord. Upon the expiration or other termination of the Term of this Lease, Tenant shall surrender the said coverings to Landlord in as good order, condition and repair as they were upon the installation thereof, ordinary wear excepted. Supplementing Article 12, Landlord shall vacuum any carpets periodically.

MARGINAL NOTES

         32.1 The marginal notes and headings are inserted only as a matter of convenience and for reference and in no way define, Limit or describe the scope or intent of this Lease nor do they in any way affect this Lease.

DEFINITIONS

         33.1 The term "office," or "OFFICES," wherever used in this Lease, shall not be construed to mean premises used as a store or stores, for the sate, display or storage at any time, of goods, wares or merchandise of any kind, or as a shop, or for manufacturing or for any purpose contrary to Rule and Regulation No. 14. The term "Landlord" as used in this Lease means only the owner or the mortgagee in possession or grantee in possession under a deed of trust, or the owner of the Lease of the Building for the time being, so that in the event of any sate or sales of said Land and/or Building or of said Lease, or in the event of a Lease of said Land and/or Building, the same Landlord shall be and hereby is entirety freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors-in-interest or between the parties and the purchaser or the lessee of the Building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meanings.

LANDLORD'S APPROVAL

         34.1 The review, approval, inspection or examination by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the Exhibits attached hereto shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency or any such item or the quality or suitability of such item for its intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Building and the Park and under this Lease, and no third parties, including, without limitation Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, servants, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder.

BROKERAGE

         35.1 Tenant represents and warrants that the broker or brokers specified in Article 0 of Section 1 was (were) the sole broker or brokers who negotiated and brought about the consummation of this Lease, and that no discussions or negotiations were had with any other broker concerning the Leasing of the Demised Premises. Based on the foregoing representation and warranty, Landlord has agreed to pay any and all commission or compensation due to said broker or brokers in connection with the consummation of this Lease. Tenant agreed to indemnify and defend Landlord against and hold Landlord harmless from any claims of brokerage commissions arising out of any discussions or negotiations allegedly had by Tenant with any other broker.

BINDING EFFECT

         36.1 All of the terms, conditions, provisions and agreements of this Lease shall be deemed to be covenants. The covenants contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective Legal representatives and successors, and, except as otherwise provided in this Lease, their assigns.

MISCELLANEOUS

         37.1 This Lease is offered to Tenant for signature by Tenant and this Lease shall not be binding upon Landlord unless and until such time as Landlord shall have executed and delivered the same.

         37.2 Tenant shall not at any time prior to or during the term hereof, either directly or indirectly, use any contractors, Labor or materials whose use would create any difficulty with other contractors or labor engaged by Tenant or by Landlord or by others in the construction, main tenancy or operation of Demised Premises or the Building or the Park.

         37.3 If a partnership or more than one Legal person is at any time Tenant, 0) each partner and each legal person is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and 00 by term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to this Lease, including but not Limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

         37.4 In addition to the Base Annual Rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord, upon demand, for any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto: M upon, allocable to, or measured by the rent payable hereunder, including without Limitation, any gross receipts tax or excise tax Levied by any governmental or taxing body with respect to the receipt of such rent; or (ii) upon or with respect to the possession, Leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of Demised Premises or any portion thereof; or (iii) upon the measured value of Tenant's personal property located in Demised Premises or in any storeroom, garage or any other place in Demised Premises or the Building or the Park, of the areas used in connection with the operation of the Building, it being the intention of the Landlord and Tenant that, to the extent possible, such personal property taxes shall be billed to and paid directly by Tenant; or (iv) upon this transaction, Taxes paid by Tenant pursuant to this Subsection 37.4 shall not be included in any computation pursuant to Article 28.

         37.5 This Lease shall be governed by and construed in accordance with California Law

         37.6 In the event any term, covenant, condition, provision or agreement herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or agreement shall in no way affect any other term, covenant, condition, provision or agreement herein contained.

         37.7 Landlord shall not be obligated to provide or maintain any security patrol or security system. However, if Landlord elects to provide such patrol or system, the cost thereof shall be included in Operating Costs as defined in Article 28. Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder or for damage or injury to Tenant, its employees, invitees or others due to the failure, action or inaction of such patrol or system, except for damage or injury arising out of Landlord's gross negligence or willful misconduct.

                  37.8 Any basement storage space or other storage space at any time demised to Tenant hereunder shall be used exclusively for storage. Notwithstanding any other provision of this Lease to the contrary, (i) only such ventilation and heating will be furnished by Landlord as will, in Landlord's judgement, be adequate for use of said space for storage, (ii) no cleaning, water or air conditioning will be furnished therefor, and (iii) only such electricity will be furnished thereto as will, in Landlord's judgement, be adequate to Light said space as storage space.

                  37.9 Time is of the essence with respect to the performance of each and every provision of this Lease to be performed by Tenant.

         37.10 Neither this Lease, nor any notice or memorandum regarding the terms hereof, shall be recorded by Tenant. Any such unauthorized recording shall give Landlord the right to declare a breach of this Lease and pursue the remedies provided herein. Tenant agrees to execute and acknowledge, at the request of Landlord a short form of this Lease in recordable form.

         37.11 If the name of Tenant or any successor or assign shall be changed during the term of this Lease, such party shall promptly notify Landlord thereof, which notice shall be accompanied by a certified copy of the document effecting such change of name.

         37.12 Tenant shall at any time and from time to time upon not less than ten (10) days' prior notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing certifying to those facts for which certification has been requested by Landlord or any current or prospective purchaser, mortgagee (or beneficiary under a deed of trust) or underlying Lessor, including without limitation (i) that this Lease is unmodified and in full force and effect (or, if modified, adequately identifying such modification and certifying that this Lease, as so modified, is in full force and effect) and (ii) the dates to which the Base Annual Rent, additional payments and other charges are paid and (M) whether or not there is any default by Landlord or Tenant in the performance of any term, covenant, condition, provision or agreement contained in this Lease and further whether or not there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed under this Lease and, if there are, specifying each such default, setoff, defense or counterclaim. Any such statement may be conclusively relied upon on by any prospective purchaser or Lessee or encumbrancer of Demised Premises or of all or any portion of the Building or the Park. Tenant's failure to deliver such statement within such time shall be deemed a statement that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one month's Base Annual Rent has been paid in advance.

         37.13 If, at any time during the Term of this Lease, the holder of Landlord's interest hereunder is a partnership or joint venture, Tenant agrees to Look only to the assets of such partnership or joint venture and not to the partners of joint ventures personally with respect to any obligation or payments due or which may become due from Landlord hereunder. A deficit in the capital account of any partner or joint venture shall not be considered an asset of such partnership or joint venture.

         37.14 The rights of Tenant hereunder in and to the Common Area shall at all times be subject to the rights of the Landlord and other tenants of Landlord who use the same in common with Tenant, and it shall be the duty of Tenant to keep all of the Common Areas free and clear of any obstructions created or permitted by Tenant or resulting from Tenant's operation and to permit the use of any of the Common Areas only for normal parking and ingress and egress by the invitees of Tenant and from the Building. If, in the opinion of Landlord, unauthorized persons are using the Common Areas by reason of the presence of Tenant in Demised Premises, Tenant, upon demand of Landlord, shall correct such situation by appropriate action or proceedings against all such unauthorized persons. Nothing herein shall affect the right of Landlord at any time to remove any such unauthorized persons from said areas or to prevent the use of any of said areas by unauthorized persons.


                  37.15 If, as a result of any governmental rule or regulation, Landlord imposes a curtailment of services or equipment in the Park, Demised Premises or the Building, Tenant shall comply therewith and shall be Liable to Landlord for any surcharge imposed for any violation by Tenant.

                  37.16 If Tenant is at any time in default in the payment of any sum of money pursuant to the terms, covenants, conditions, provisions or agreements of this Lease or pursuant to any order now or hereafter placed by Tenant with Landlord (including without Limitation charges for any materials or services or construction work furnished to Tenant by Landlord) with respect to Demised Premises over and above or in addition to or in lieu of the Base Annual Rent (or any installment thereof), Landlord shall have all the remedies as in the case of default by Tenant in the payment of an installment of the Base Annual Rent.

         37.17 If Tenant signs as a corporation or a partnership, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duty authorized and existing entity, that Tenant has and is qualified to do business in California, that Tenant has full right and authority to enter into this Lease, and that each and every person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence satisfactory to Landlord confirming the foregoing covenants and warranties.

         37.18 In the event that either Landlord or Tenant fails to perform any of its obligations under this Lease or in the event a dispute arises concerning the meaning or interpretation of any provision of this Lease, the basis of the dispute shall be settled by judicial proceedings and the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including without Limitation, court costs and attorneys' fees.

Any rider or exhibit annexed hereto is made a part hereof.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

LANDLORD:    Newport Place Associates,
             a California Limited Partnership

             By: MIC Newport Place,
                 a California Limited Partnership
                   Its: General Partner

             By:   /s/ David W. Miller
                -------------------------------------------
                       David W. Miller, general partner

         TENANT:  HomeLife Realty Services, Inc.,
                  A Delaware Corporation

             By:   /s/ John Corner
                -------------------------------------------
                       John Corner
             Its:  Executive Vice President/General Manager

                                    EXHIBIT A

GENERAL NOTES;

1        ALL FURNITURE ON PLAN BY TENANT U.N.O.
2.       CEILING GRID AND TILE TO BE BUILDING STANDARD.
3.       PAINT TO BE BUILDING. STANDARD THROUGHOUT, EXCEPT ROOM 710.
4,       BUILDING STANDARD CARPET AND STRAIGHT BASE THROUGHOUT, EXCEPT ROOM 702.

NOTES AND LEGEND

PROVIDE OPENING FOR NEW BUILDING STANDARD SUITE ENTRY DOOR/FRAME ASSEMBLY.

INCANDESCENT WALL WASHERS (ALLOWANCE OF 9).

BUILDING STANDARD FULL HEIGHT 18" WIDE SIDELIGHT,

PROVIDE BUILDING STANDARD PLASTIC LAMINATE COUNTER (5'-0') WITH DRAWERS, SINK, AND DISPOSAL.

PROVIDE BUILDING STANDARD PLASTIC LAMINATE UPPERS (8'-0-) WITH ADJUSTABLE
SHELVES.

PROVIDE BUILDING STANDARD PLASTIC LAMINATE COUNTER (APPROX. 8'-0-) ASSEMBLY AT Y-O"A.F.F. PROVIDE (2) GROMMETS

PROVIDE METAL BACKING WITHIN WALL CAVITY. (ROOM 702 SIDE) FOR EXTRA SUPPORT FOR COUNTER.

PROVIDE BUILDING STANDARD INTERIOR DOOR/FRAME ASSEMBLY.

POLYOLEFIN WALLCOVERING ON ALL WALLS. ROOM 710.

BUILDING STANDARD VINYL COMPOSITION TILE WITH COVE BASE. ROOM 702.

LEGEND

                  EXISTING PARTITION TO RENWN
                  NEW PARTITION
                  I-HOUR RATED DEMISING PARTITION
                  DUPLEX OUTLET I
                  DUPLEX OUTLET - SEPARATE CIRCUIT
                  TELEPHONE OUTLET

                                    EXHIBIT B
                     WORK LETTER AND CONSTRUCTION AGREEMENT

         This agreement supplements the Lease dated April 12, 1990, executed concurrently herewith by Newport Place Associates as Landlord and HomeLife Realty Services, Inc. as Tenant.

         1 . Tenant shall devote such time as may be necessary to enable Landlord to complete and obtain Tenant's written approval, and approval by appropriate government authorities by May 14, 1990 of the final Layout and plans for Tenant's premises, using Landlord's Standard Installation, including, among other things, the Location of standard partitions, doors, Light fixtures, electrical outlets, telephone outlets and other standard installations required by Tenant, as well as wall finishes and floor coverings. Construction drawings, satisfactory to Landlord, for special installation shall be furnished by Tenant, who shall be responsible for the design, function and maintenance of such special improvements.

         2. Landlord's Standard Installations, not to exceed the following, shall be supplied and installed in Tenant's premises, other than storage space, at Landlord's expense. For the purposes of this section, the square footage is agreed to be 2,287 square feet. Landlord shall construct, at its cost, the following Building Standard items of work. The modifications to said items shall be at Tenant's cost. Said improvements shall generally be in accordance with the following specifications as to quality and materials:

     COMMON CORRIDOR

         A.       CORRIDOR PARTITION (STAB TO STAB)

         1. 3-5/8" 25-gauge metal studs, 24" on center, with seismic bracing as required.
         2.       5/8" Type "X" drywall, one (1) Layer each side of studs.
         3. Partition taped smooth and sanded from floor to ceiling to receive paint or wall covering.
         4. All straight-line terminations to existing building surfaces.

         B.       CORRIDOR CEILING (DRYWALL LID)

         1. Corridor finish ceiling to be 6'-0", wide non-rated drywall Lid with single Layer 5/8", Type "X" drywall. Taped smooth to receive paint. Seismic bracing as required.
         2. 2-1/2", 25-gauge metal studs, 24" on center, with seismic bracing as required.
         3. Framing for recessed Light fixtures and HVAC penetrations is included.
         4.       Ceiling height 9'-0" above concrete floor.
         5.       paint "Ameritone", 190H (NIC).

         C.   ALTERNATE CORRIDOR CEILING

         1. Corridor finish ceiling to be 6'0", wide drywall Lid of horizontal shaft assembly approximately 2-1/2" thick, 1" shaft wall Liner inserted in minimum 25-gauge C-H studs, 24" on center with single Layer 5/8" Type "X" drywall. Taped smooth to receive paint. Seismic bracing as required.

         D.  CORRIDOR LIGHT FIXTURE

         1.       2' x 2' (finish drywall) housing type.
         2. Warm white fluorescent U-tubes, two (2) each, #F40/WW/U/3/WM, as manufactured by G.E
         3.       Lithonia 9 Cell, 3" Deep 277V, energy saving ballasts.
         4.       Earthquake clips and wire.
         5.       No supply or return air capability.

         E.   EXIT SIGNS (SELF ILLUMINATED)

         1.       Isolite    - black faced with green Letters.

         F.       CARPET AND BASE

         To be determined.

         G.  WALLCOVERING

         1.       "Maharam" vertical surfaces, TEK wall.
         2.                  Color #01 Misty.

         H.  FIRE SPRINKLERS

         1.            Drop heads from existing distribution.
         2.       Adjustable heads, centered in corridor.
         3. Concealed heads with flush sensor place, custom color, Phantom Model PH-1 decorative sprinkler by Star Sprinkler Corporation. Custom color to match Ameritone 190 H on sensor plate.

TENANT AREA

         DEMISING PARTITION

         1. 2-1/2" 25-gauge metal studs, 24" on center, with seismic bracing as required.
         2. 5/8" Type "X" drywall, one (1) layer each side of studs.
         3. Height from floor stab to under side of ceiling grid.
         4. Partition taped smooth from floor to ceiling and sanded to receive paint or wallcovering.
         5. Partition cavity insulation Owens Corning "Noise Barrier" 2-1/2" R-11 batts. Ceiling insulation to occur 4'-0" each side of partition and to be Owens Corning "Sono Batts" F.S. 25 foil face (up), 3-1/2" R-11.
         6. Stagger and caulk around electrical outlet and other boxes, caulk around conduit and other through-the-wall penetrations.
         7. Straight tine termination at building column only. Sound seated gasket closure at mullion termination. No screwing into mullions allowed.
         8. Secure bottom channel with 1/4", shot pins at 4'-0" on center and 6" from corner.

         9. Lateral bracing, 25-gauge ASTM C 645 material, to be attached to the partition with #8 sheet metal screws at 8'-0" on center. The brace is to be placed at an angle of 45 degrees to the horizontal plane ceiling.

              B.      WAINSCOAT

         1. Remove existing drywall as required for electrical work. Reinstall and tape smooth from floor to windowsill. If no electrical work is required, tape smooth from floor to window silt.

    C.   INTERIOR PARTITION

         1. 2-1/2" 25-gauge metal studs, 24" on center, with seismic bracing unless otherwise noted.
         2.  5/8" Type "X" drywall, one (1) Layer each side of studs.
         3.  Height from floor stab to ceiling grid 9'-0".
         4.  Partition taped smooth and sanded to receive paint or wallcovering.
         5.  "L" metal at termination of partition at ceiling.
         6. Straight-line termination at building columns. Sound seated gasket closure at mullion termination.

   D.  AREA DEMISING PARTITION (100 OCCUPANTS/10,000 SF)

         1. 3-5/8", 25-gauge metal studs, 24", on center, from floor to structure above, with seismic bracing as required.
         2. 5/8" Type "X" drywall, one (1) Layer each side of studs (slab to stab).
         3. Partition taped smooth and sanded from floor to ceiling to receive paint or wallcovering. Fire tape from ceiling to stab above.
         4. Straight Line termination at building columns and existing watts. Sound seated gasket closure at mullion termination (Detail 36). No screwing into mullions allowed.

         E.  CORRIDOR

         1. All doors shall be 3'-0" x 9'-0" plain slice Honduras mahogany x 1-3/4". Doors to be solid core flush premium grade with matching hardwood edges, prefinish to match building standard sample. 20-minute fire-rated with rating Label attached to hinge side of door (balance match pairs as occurs).

         2. 3' -0" x 9' -0" x 3-3/4" throat. Aluminum doorframe by "Advanced Architectural Frames" 20-minute fire-rated with attached to hinge side of frame, painted finish. Color to be black. "Schlage #69453-03A mortise Lockset, same finish both sides, US32 polished stainless steel 4011 A.F.F. to center Line of Lever.
         4-1/2", x 4-1/2", Ball Bearing hinges BO-1279 ("Stanley", "Soss", and "McKinney" are acceptable alternates). Butt hinges, two (2) pair. Finish to match Lever.
         5. "Norton #8501 (or approved equal) parallel arm door closer. Finish to be aluminum. "Quality" #331 floor stop for doors without thresholds. Finish to match Lever.

         F.  INTERIOR DOOR

         1. 3'-0", x 9'-0", x 1-3/4" solid core flush premium grade plain slice Honduras mahogany with matching hardwood edges, prefinished to match building standard sample.
         2. 3'-0" x 9'-0" x 3-3/4" factory painted aluminum frame by "Advanced Architectural Frames", painted finish. Color to be black.
         3. "Schlage" #L9010-03A Latchset as specified, same finish both sides, US 32 polished stainless steel, 4011 A.F.F. to center tine of Lever (see Detail 8).
         4.  4-1/2" x 4-1/2", butt hinges, 2 pair. Same finish as Lever.
         5.  Quality #331 floor stop - same finish as Lever.

         G.  LIGHT FIXTURES

         1. 2' x 4' Ultraline (slot grid) housing-type throughout Tenant premises.
         2. Warm white fluorescent tubes, three (3) Lamps, as manufactured by G.E., #F4/WW/RSWM, 34-watt.
         3. Lithonia "Paralux" 2PM3GB340-18-d-2T7-ES, 18-cell, 3", deep cell, return air slots, 277V, energy-saving batlasts.
         4.  Earthquake clips and wire.

                  Acoustic Ceiling
         1. "Chicago Metallic" Ultraline intermediate duty, 1/8" reveal in steel grid with white reveal, throughout Tenant premises.
         2.  Partition attachment clips.
         3. Tile, "Celotex" Cashmere 2' x 2' x 3/4" Cirrus edge. Must specify 40-4 STC.
         4.  Ceiling height 9'-0" above concrete slab, Floors 2 through 9.

     1.  FIRE SPRINKLERS

         1.  Drops and heads from existing distribution.
         2.  Adjustable heads.

         3. Semi-recessed heads, Model "H" 1/2" orifice with white enamel trim, by Central
         4.  Sprinkler corporation. Locate in center of ceiling tile.

     J.  PAINT

         1.  Minimum two (2) coats of flat Latex paint to cover.
         2.  Building standard color.

         K.  CARPET

     1. "MacArthur" Design Weave Tempest 11 3202 Zeftron Nylon, 1/10 gauge, cut pile over 3/8", Barony pad.

         L.  BASE

         1.  2-1/2", rubber straight base, color varies with carpet selection.

     M.  WINDOW COVERINGS

     1.  Mini-blinds, "Levelor", color "Misty" #818.
     2.  Sized to fit within each pane of glass within mullion.
     3.  To be installed per manufacturer's recommendations.

     N.  ELECTRICAL WALL OUTLET

         1.  Leviton #16342-I, self-grounding or equal, duplex receptacle.
         2.  Color to be Ivory.
         3.  11OV, 20-amp, non-dedicated wall mount, standard.
         4.  Mounted vertically 1211 A.F.F. to center of outlet.
         5. Quadriplex 4S junction box with duplex outlet converter plate at secretariat and office Locations.

     O.  TITLE 24 SWITCH

     1. Leviton Decora #5601, double switched where applicable, color Ivory.
     2. Switches paired in double gang box to meet Title 24 requirements.
     3. Height 4011 A.F.F. to center Line of switch (Detail 8).

     P. LIGHT CONTROL SYSTEM AT LANDLORDS DISCRETION

     1. Light control sensor 277-volt
        Light-o-Matic
        a. Wall mounted at offices.
        b. Ceiling mounted at open areas.
     2. Teflon wire, control relay, and transformer.
     3. All lighting may, at Landlord's option, be controlled through the building's central energy management system.

     Q.      TELEPHONE WATT OUTLET

     1. Single gang box in wall vertically mounted.
     2. 3/4" metal conduit from outlet box stub-up conduit and putt wire to 7-1/2" above ceiling. Plenum rated cable or conduit to telephone backboard by Tenant.
     3. Cover plate by telephone company, match other plates (ivory).
     4. Outlet height at 12" A.F.F. to center Line of outlet (Detail 8).

     R .  HVAC
           1.  2' x 2' Supply air registers, perforated face diffuser.
           2.  2' x 2' return air grilles, perforated face diffuser.
           3. Thermostats Located per zone requirements. 60" A.F.F. to center Line. Center above light switches where appropriate.
           4. The HVAC distribution and energy management system as typically designed by Landlord's engineer to meet normal HVAC requirements will be Tenant allowance. All Tenant requests or requirements adding additional zones, 24-hour conditioning, exhaust fans, etc., will be Tenant over-standard work.

3.       Tenant's Premises

         A. Tenant may require work different from or in addition to Landlord's Standard Installations. In such event, any architectural, mechanical, electrical and structural engineering drawings, plans and specifications required shall be prepared by Landlord's architect, space designer or engineer at Tenant's expense and shall subject to the approval of Landlord. If Tenant selects interior finish items such as wall paint, covering, fixtures and carpeting other than Landlord's Standard Installations, Tenant shall notify Landlord of all such selections in writing. All interior decorating items and services selected by Tenant in excess of Landlord's Standard Installations, shall be provided by Tenant at Tenant's sole cost and expense. Whether, and the extent to which, any of Tenant's requirements constitute non-building standard work or otherwise exceed Landlord's Standard Installations, shall be determined by Landlord's architect, space designer, or engineer, which determination shall be conclusive.

         B. Promptly upon completion of such plans (including revisions), Landlord shall notify Tenant in writing of the costs to Tenant for quantities in excess of Landlord's Standard Installations, as described in Paragraph 2 above. Tenant shall sign the working drawings within the time set forth in Paragraph I above, give Landlord authorization to complete the Premises in accordance with such Layout and plans, and shall accompany said authorization with a check made out to Landlord in the amount of Tenant's cost for the authorized excess of Landlord's standards. Tenant may, in such authorization, delete any or all of such items of extra cost. If such written authorization and check are not received by Landlord, Landlord shall not be obligated to commence work on Tenant's Premises, and Tenant shall be chargeable with any delay in the completion of the Premises resulting therefrom.

         C. If the completion of Landlord's work in Tenant's Premises is delayed by Tenant's failure to comply with the foregoing provisions, or by Tenant's requirement of materials or installations different from Landlord's Standard Installations, or by changes in the work ordered by Tenant or by extra work ordered by Tenant, or because Tenant chooses to have additional work performed by Landlord, then the rent shall commence to accrue on the Commencement Date as specified in Article G of Section 1 of said Lease. Under no circumstances shall Landlord be chargeable with any delay because of non-building standard work.

         D. Landlord shall be required to complete Landlord's Standard Installations in the Premises for Tenant at the expiration of six (6) weeks after the delivery to Landlord of Tenant's signed working drawings and receipt of approval of said drawings by the appropriate government authorities. If such signed and approved working drawings are not received by the Landlord at Least six (6) weeks prior to the Commencement Date specified in Article G of section 1 of said Lease, then the rent shall commence to accrue on said Commencement Date.

         E. If Tenant shall request any change, addition or alteration in approved working drawings, Landlord shall promptly give Tenant a written estimate of the cost of engineering and design services to prepare working drawings in accordance with such request and the time delay expected because of such request. if Tenant, in writing, approves such written estimate, Landlord shall have working drawings prepared and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon the completion of such working drawings, Landlord shall notify Tenant in writing of the cost, which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) business days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion, and in the absence of such written authorization. Tenant shall be chargeable with any delay in the completion of the Premises resulting therefrom and rent shall commence to accrue as set forth in Paragraph 2 above.

         F. In the event Tenant requests that any portion of the work to be performed by Landlord be delayed, Tenant shall pay all costs and any expenses occasioned by such delay including, without limitation, any costs and expenses attributable to increases in Labor or materials.

         G. If plans and specifications for Tenant's Premises construction shall require Landlord's Standard Installation(s) in quantities greater than provided in this Construction Agreement, reasonable substitution may be made of any standard item(s) listed, with any other standard items(s) so Listed, provided that it is specifically understood and agreed that if such substitution shall result in a total cost exceeding Landlord's budget for improvements of Tenant's Premises, Tenant shall pay to Landlord the amount of such additional cost as provided in Paragraph 3B above.

         H. It is specifically acknowledged that portions of the Building and common areas may not be completed on or prior to the Commencement Date, without Liability of Landlord to Tenant, and without any abatement or reduction in rent.

     1. Without Limiting the generality of Articles 4 and 23 of the Lease, any and all Tenant improvements shall at once become and remain the property of Landlord.

     J. If Tenant requests to perform any alterations, additions or improvements (the "Work") and Landlord consents to such requests, the following terms and conditions shall apply to all such Work:

         (1) All costs and expenses in connection with or arising out of the performance of the Work shall be borne by Tenant and all payments therefore shall be made by Tenant promptly as they become due. At no time shall Tenant do or permit anything to be done whereby the Building or the land upon which it is located may be subjected to any mechanic's or other Liens or encumbrances arising out of the Work. Tenant shall notify Landlord in writing not Less than ten (10) days prior to the commencement of any Work in order to afford Landlord an opportunity to post and record appropriate notices of non-responsibility with reference to the Work. Prior to the commencement of any Work, and from time to time whenever requested by Landlord, Tenant will deliver to Landlord waivers of mechanic's Liens duty executed by all contractors and all Laborers or material persons concerned with said Work. At any time so requested by Landlord, Tenant will, at Tenant's expense, and as Landlord requires, provide and furnish to Landlord either (a) surety company bond(s), or (b) court order(s) discharging Lien, or (c) such other form of protection satisfactory to Landlord against any Liens or encumbrances which may be filed.

         (2) All materials and processes used in the performance of the Work shall conform to the standards and Rules and Regulations of the Building and Tenant hereby assures Landlord that each of Tenant's contractors is or will be entirely familiar with such requirements prior to commencement of any Work. No Work shall proceed without the submission of detailed plans and specifications for such requirements prior to commencement of any work. No Work shall proceed without the submission of detailed plans and specifications for such Work for approval by Landlord. Once Tenant has commenced the Work, Tenant will promptly, diligently and continuously pursue the same to successful completion in full compliance with the approved plans and specifications.

         (3) Tenant will perform all Work in a safe and Lawful manner using only contractors approved by Landlord. Tenant shall at its sole expense comply with all applicable Laws and all regulations and requirements of municipal or other governmental bodies exercising authority over the building or the work and this compliance shall include the filing of plans and other documents as required and the procuring of all required Licenses or permits. Copies of all filed documents and all permits and Licenses shall be provided to Landlord for Landlord's approval. Any Work not acceptable to the Department of Building and Safety, or not reasonably satisfactory to Landlord, shall be promptly replaced at Tenant's expense. Notwithstanding any failure by Landlord to object to any such Work, Landlord shall have no responsibility therefore. Tenant shall notify Landlord in writing not Less than ten (10) days prior to the commencement of any Work as to name, telephone number and responsible party for each and every contractor and/or subcontractor who is about to commence Work.

         (4) Tenant hereby indemnifies and agrees to defend and hold Landlord harmless from and against any and all suits, claims, actions, losses, costs or expenses (including claims for Worker's Compensation) of any nature whatsoever together with attorneys' fees for counsel of Landlord's choice arising out of or in connection with the Work or the performance of the Work (including but not Limited to claims for breach of warranty, personal injury or property damage). Landlord shall have the right in Landlord's sole and exclusive discretion, to settle, compromise, or otherwise dispose of any and all suits, claims, and actions.

         (5) No Work shall proceed without Worker's Compensation and public Liability insurance and property damage insurance, at (in amounts and with companies and on forms satisfactory to Landlord and, if Landlord shall so request, naming Landlord as additional insured. Not Less than thirty (30) days before commencing the Work, certificates of such insurance shall be furnished to Landlord or, if requested, the original policies thereof shall be submitted for Landlord's approval. ALL such policies shall provide that thirty (30) days, notice must be given to Landlord before terminating or cancellation. In addition, no Work shall proceed without Tenant's contractor providing payment and performance bond(s) satisfactory to Landlord.

         (6) Landlord shall have no responsibility for the Work and Tenant will remedy at Tenant's own expense and be responsible for any and all defects in all such Work that may appear during or after the completion thereof whether the same shall affect the premises in particular or any parts of the Building in general. Tenant shall reimburse Landlord for any extra expense incurred by Landlord by reason of faulty work done by Tenant or Tenant's contractors, by reason of delays caused by such Work, or by reason of inadequate cleanup.

         (7) If the performance of the Work shall require that additional services or facilities (including but not Limited to extra elevator services, hoisting, cleanup or other cleaning services, trash removal, field supervision, or ordering of materials) be provided, Tenant shall pay Landlord a reasonable charge therefore together with twenty percent (20%) for Landlord's supervision and overhead. If Tenant employs Landlord at Tenant's expense to perform any portion of the Work and thereafter elects to itself (through a subcontractor selected by Tenant but approved by Landlord) perform any component of such portion (including, but without Limiting the generality of the foregoing, finishes or overstandard items), then Tenant shall pay Landlord ten percent (10%) of such subcontractor's total bill as and for Landlord's supervision and overhead.

         (8) All of Tenant's contractors, subcontractors, employees, servants and agents must work in harmony with and shall not interfere with any labor employed by Landlord, or Landlord's contractors or by any other tenant or its contractors.

         (9) All Work performed by Tenant or Tenant's contractors shall be scheduled through Landlord and shall be performed on weekdays, Monday through Friday, or other times which Landlord specifies. Any Work to be performed at other times or in adjacent tenant's areas shall be pursued only after obtaining Landlord's express written permission and shall be done only if an agent of employee of Landlord is present; Tenant will reimburse Landlord for the expense of any such employee or agent.

         (10) All core drilling, concrete cutting, demolition of partitions or removal of rubbish, shall be done between the hours of 7:00 p.m. and 6:00 a.m., or other times which Landlord specifies.

         (11) If any shut down of plumbing, electrical, or air conditioning equipment becomes necessary, Tenant shall notify Landlord and Landlord will determine when such shutdown may be made. Any such shut down shall be done only if agent or employee of Landlord is present. Tenant will reimburse Landlord for the expense of any such employee or agent.

         (12) Any noise complaints by tenants of adjacent areas are to be remedied immediately or alteration operations are to cease until said noise is abated.

         (13) Tenant or Tenant's contractors will in no event be allowed to install plumbing, mechanical, electrical wiring or fixtures, acoustical or integrated ceilings, unless prior written approval is obtained from Landlord. In addition to the foregoing, at I data processing and other special electrical equipment shall be installed only under the supervision of Landlord or Landlord's electrical contractor.

         (14) Notwithstanding Paragraph (13), Tenant agrees to be entirety responsible for the maintenance or the balancing of any heating, ventilating or air conditioning system installed by Tenant and/or maintenance of the electrical or plumbing Work installed by Tenant and/or maintenance of lighting fixtures, partitions, doors, hardware or any other installations made by Tenant. Such maintenance shall be performed only by a contractor or contractors approved in writing in advance by Landlord.

         (15) Any hardware, light fixtures or any heating, ventilating or air conditioning installations (the "Installations" ) installed in the premises which Tenant permanently removes, shall be stored by Tenant where directed by Landlord. No such removal may be made unless shown on the plans and specifications approved by Landlord. Tenant agrees, at Tenant's expense, to reinstall any or all such installations at the expiration of the Term should Landlord so require.

         (16) Landlord expressly reserves the right to revoke consent upon notice to Tenant in the event of a breach of any of the terms or conditions herein, in which case all Work shall immediately cease to the extent directed by Landlord in such notice.

         (17) Nothing herein contained shall be construed as (a) constituting Tenant as Landlord's agent for any purpose whatsoever or (b) a waiver by Landlord of any of the terms or provisions of the Lease. Any default by Tenant with respect to any portion of this Exhibit "B" Construction Agreement shall, at Landlord's option, be deemed a breach of the Lease as to which Landlord shall have all the rights and remedies as in the case of a breach of said Lease.

HOMELIFE REALTY SERVICES, INC.,
a Delaware Corporation


By:   /s/ Jon Corner
   -------------------------------
            Jon Corner
Its:  Executive Vice President/General Manager

                                    EXHIBIT C
                                LEGAL DESCRIPTION

Parcel 1 of Parcel Map No. 88-174 in the City of Newport Beach, County of Orange, State of California, as per Map recorded on October 31, 1988 in Book 238, Pages 5 and 6 of Parcel Maps, Records of Orange County, California.

                                    EXHIBIT D

                              RULES AND REGULATIONS

1. No sidewalks, entrance, passages, courts, elevators, vestibules, stairways, corridors or halts shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and fromDemised Premises or the Building and if Demised Premises is situated on the ground floor of the Building. Tenant shall further, at Tenant's own expense, keep the sidewalks and curb directly in front of DemisedPremises clean and free from rubbish.

2. No awning or other projection shall be attached to the outside waits or windows of the Building without the prior written consent of Landlord. No curtains, blinds, shades, drapes or screens shall be attached to or hung in, or used in connection with any window or door of Demised Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, shades, drapes, screens and other fixtures must be of a quality, type, design, color, material and general appearance approved by Landlord, and shall be attached in the manner approved by Landlord. All electrical fixtures hung in offices or spaces along the perimeter of Demised Premises must be fluorescent, of a quality, type, design, bulb color, size and general appearance approved by Landlord.

3. No sign, advertisement, notice or other Lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of Demised Premises or of the Building, without the prior written consent of Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the expense of Tenant, and shall be of a quality, quantity, type, design, color, size, style, composition, material, Location and general appearance acceptable to Landlord.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit Light or air into the halls, passageways or other public pieces in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be pieced on the window sills, or in the public portions of the Building.

5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in public portions thereof without the prior written consent of Landlord.

6. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. ALL damages resulting from any misuse of the fixtures shall be borne by Tenant to the extent that Tenant or Tenant's agents, servants, employees, contractors, visitors or Licensees shall have caused the same.

7. Tenant shall not mark, paint, drill into or in any way deface any part of Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.

8. No animal or bird of any kind shall be brought into or kept in or about Demised Premises or the Bui Wing.

9. Prior to leaving Demised Premises for the day Tenant shall draw or lower window covering and extinguish all Lights.

10. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Bui Wing or neighboring buildings or premises or those having business with them. Tenant shall not throw anything out of the doors, windows or skylights or down the passageways.

11. Neither Tenant nor any of Tenant's agents, servants, employees, contractors, visitors or Licensees shall at any time bring or keep upon Demised Premises any inflammable, combustible, or explosive fluid, chemical or substance.

12. No additional Locks, bolts or mail slots of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any change be made in existing Locks or the mechanism thereof. Tenant must, upon the termination of the tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event of the Loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

13. All removals, or the carrying in or out of any safes, freight, furniture, fixtures, bulky matter or heavy equipment of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to prescribe the weights and position of all safes, which must be placed upon two-inch thick plank strips to distribute the weight. The moving of safes, freight, furniture, fixtures, bulky matter or heavy equipment of any kind must be made upon previous notice to the Superintendent of the Building and in a manner and at times prescribed by him, and the persons employed by Tenant for such work are subject to Landlord's prior approval. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

14. Tenants shall not occupy or permit any portion of Demised Premises to be occupied as an office that is not generally consistent with the character and nature of all other tenancies in the Building, or is (a) for an employment agency, in public stenographer or typist, a labor union office, a physician's or dentist's office, a dance or music studio, a school, a beauty salon or barber shop, the business of photographic or multilith or multigraph reproductions or offset printing (not precluding using any part of demised premises for photographic, mutilith or multigraph reproductions solely in connection with Tenant's own business and/or activities), a restaurant or bar, an establishment for the sale of confectionery or soda or beverages or sandwiches or ice cream or baked goods, an establishment for the preparation or dispensing or consumption of food or beverages (of any kind) in manner whatsoever, or as a news or cigar stand, or as a radio or television or recording studio, theater or exhibition halt, for manufacturing, for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction, or for Lodging, steeping or for any immoral purpose, or for any business which would tend to generate a Large amount of foot traffic in or about the Building or the Land upon which it is Located, or any of the areas used in the operation of the Building, including but not Limited to any use (i) for a banking, trust company, depository, guarantee, or safe deposit business, (ii) as a savings bank, or as savings and loan association, or as a Loan company, (iii) for the sale of travelers checks, money orders, drafts, foreign exchange or Letters of credit or for the receipt of money for transmission, (iv) as a stock broker's or dealer's office or for the underwriting of securities, or, (v) a government office or foreign embassy or consulate, or (vi) tourist or travel bureau, or (b) a use which conflicts with any so-called "exclusive" then in favor of, or is for any use the same as that stated in any percentage Lease to, another tenant of the Building or the Park, or (c) a use which would be prohibited by any other portion of this Lease (including but not Limited to any Rules and Regulations then in effect) or in violation of Law. Tenant shall not engage or pay any employees on Demised Premises, except those actually working for Tenant on Demised Premises nor shall Tenant advertise for Laborers giving an address at Demised Premises.

15. Landlord shall have the right to prohibit any advertising or business conducted by Tenant referring to the Building or the Park, which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a first class building for offices, or the Park, and upon notice from Landlord, Tenant shall refrain from or discontinue such advertising.

16. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 8:00 a.m. on all days, and at all hours on Saturdays, Sundays and Legal holidays, all persons who do not present a pass or equivalent identification to the Building issued by Landlord. Landlord may furnish passes or equivalent to Tenant so that Tenant may validate and issue same. Tenant shall safeguard said passes and shall be responsible for all acts of persons in or about the Building who possess a pass issued to Tenant.

17. Tenant's contractors shall, while in the Building or elsewhere in the Park, be subject to and under the control and direction of the Superintendent of the Building (but not as agent or servant of said Superintendent of Landlord).

18. If Demised Premises is or becomes infested with vermin as a result of the use or any misuse or neglect of Demised Premises by Tenant, its agents, servants, employees, contractors, visitors or licensees, Tenant shall forthwith at Tenant's expense cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators and shall be approved in writing in advance by Landlord.

19. The requirements of Tenant will be attended to only upon application at the office of the Building. Building personnel shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord.

20. Canvassing, soliciting and peddling in the Building or in the Park are prohibited and Tenant shall cooperate to prevent the same.

21. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by Tenant without the written consent of Landlord.

22. There shall not be used in any space, or in the public halls, plaza areas or lobbies of the Building, or elsewhere in the Park, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks or dollies, except those equipped with rubber tires and side guards. If Tenant, in Landlord's judgement, has an excess amount of receiving or shipping of merchandise each day, then Landlord may require Tenant to ship or receive said merchandise on an after-hours basis.

23. Tenant, Tenant's agents, servants, employees, contractors, Licensees or visitors shall not park any vehicles in any driveways, service area or entrances, or areas posted "No Parking," or in any areas designated as visitor areas.

24. Tenant shall install and maintain, at Tenant's sole cost and expense, as adequate visibly marked (at all times property operational) fire extinguisher next to any duplicating or photocopying machine or similar heat producing equipment, which may or may not contain combustible material, in Demised Premises.

25. Tenant shall keep its window coverings closed during any period of the day when the sun is shining directly on the windows of Demised Premises.

26. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in Demised Premises, nor shall Tenant use any picture of the Building in its advertising, stationary or in another manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being Liable to Tenant therefor.